Exhibit 1

                                                                  Execution Copy

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                         SECURITIES PURCHASE AGREEMENT

                                  by and among

                             MELLON VENTURES, L.P.

                              MORSE PARTNERS LTD.

                                      and

                            CANISCO RESOURCES, INC.

                          Dated as of October 16, 1998


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                               TABLE OF CONTENTS
                               -----------------


                                                                           Page
                                                                           ----

ARTICLE I   SALE AND PURCHASE OF SECURITIES................................ 2

          1.1  Sale and Purchase of Preferred Stock........................ 2
          1.2  Closing; Termination........................................ 2

ARTICLE II  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................. 3

          2.1  Organization and Qualification.............................. 3
          2.2  Capitalization.......................... ................... 4
          2.3  Authority Relative to this Agreement........................ 5
          2.4  Issuance of Shares.......................................... 5
          2.5  Absence of Certain Changes.................................. 6
          2.6  Reports..................................................... 6
          2.7  Proxy Statement............................................. 7
          2.8  Consents and Approvals; No Violation........................ 7
          2.9  Brokerage Fees and Commissions.............................. 8
          2.10  Litigation......................................... ....... 8
          2.11  Absence of Changes in Benefit Plans........................ 8
          2.12  ERISA Compliance........................................... 9
          2.13  Taxes......................................................11
          2.14  No Excess Parachute Payments; Termination Payments; Section
                162(m) of the Code.........................................11
          2.15  Compliance with Applicable Law............... .............11
          2.16  Contracts; Debt Instruments................................14
          2.17  Labor Matters..............................................14
          2.18  Title to Properties........................................15
          2.19  Undisclosed Liabilities; Affiliated Transactions...........15
          2.20  Patents, Trademarks, Trade Names, Etc......................15
          2.21  Certain Agreements............................. ...........15
          2.22  Indemnification Claims.....................................16
          2.23  Antitakeover Statute.......................................16
          2.24  Acknowledgment Regarding Investors' Purchase of Securities.16
          2.25  No Integrated Offering.....................................16

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE INVESTORS................17

          3.1  Authority Relative to this Agreement........................17
          3.2  Proxy Statement.............................................17
          3.3  Consents and Approvals; No Violation........................17
          3.4  Investment Intent...........................................18

ARTICLE IV  COVENANTS......................................................18

          4.1  Conduct of Business of the Company..........................18

                                       i

          4.2  No Solicitation.............................................19
          4.3  Access to Information.......................................21
          4.4  Proxy Statement and Stockholder Meeting.....................21
          4.5  Amendments to Certificate of Incorporation..................22
          4.6  Board of Directors Matters..................................22
          4.7  Nasdaq Listing..............................................24
          4.8  Reasonable Best Efforts.....................................24
          4.9  Public Announcements........................................25
          4.10  Shareholder Litigation.....................................25
          4.11  Disclosure Schedules.......................................26
          4.12  Stock Options...................   ........................26
          4.13  Certain Approval Rights....................................26
          4.14  No Integration.............................................27

ARTICLE V   CONDITIONS TO CONSUMMATION OF THE INVESTMENT TRANSACTION.......27

        5.1 Conditions to the Investors' Obligations for the Initial Closing 27
        5.2  Conditions to the Company's Obligations for the Initial Closing.28
        5.3  Conditions to the Investors' Obligations for the Second Closing.29
        5.4  Conditions to the Company's Obligations for the Second Closing..30

ARTICLE VI  TERMINATION; AMENDMENT; INDEMNITY..............................31

          6.1  Termination.................................................31
          6.2  Effect of Termination.......................................32
          6.3  Termination Fee and Expense Fee.............................32
          6.4  Amendment...................................................33
          6.5  Company's Obligation to Indemnify...........................33
          6.6  Investor's Obligation to Indemnify..........................33
          6.7  Indemnity Procedures for Third Party Claims.................33
          6.8  Indemnity Procedures for Claims by the Parties..............34
          6.9  Effect of Insurance.................................... ....35

ARTICLE VII MISCELLANEOUS............................................. ....35

          7.1  Extension; Waiver...........................................35
          7.2  Entire Agreement; Assignment................................35
          7.3  Survival; Enforcement of the Agreement......................36
          7.4  Validity....................................................36
          7.5  Notices.....................................................36
          7.6  Governing Law...............................................37
          7.7  Descriptive Headings........................................37
          7.8  Parties in Interest.........................................38
          7.9  Counterparts............................. ..................38
          7.10  Expenses...................................................38
          7.11  Certain Definitions........................................38

                                       ii

                                    EXHIBITS

Exhibit A  Amendment to Certificate of Incorporation
Exhibit B Certificate of Designation for Series A Preferred Stock Exhibit C Certificate of Designation for Series B Preferred Stock Exhibit D Opinion of Counsel to the Company

                                      iii

                                 DEFINED TERMS
                                 -------------

"Release"..............................................................    12
1990 Plan..............................................................     4
1998 Plan..............................................................     4
affiliate..............................................................    38
Agreement..............................................................     1
Asserted Liability.....................................................    33
beneficial owner.......................................................    38
beneficially own.......................................................    38
Benefit Plans..........................................................     9
Certificates of Designation............................................    22
Charter Amendment......................................................    22
Claim Response.........................................................    34
Claims Notice..........................................................    33
Closings...............................................................     2
Code...................................................................     9
Common Stock...........................................................     1
Company................................................................     1
Company Indemnified Party..............................................    33
Compensation Program...................................................     4
Confidentiality Agreement..............................................    21
control................................................................    38
controlled by..........................................................    38
Conversion Shares......................................................     5
DGCL...................................................................  5, 8
Environmental Claim....................................................    13
Environmental Laws.....................................................    12
Environmental Liabilities..............................................    13
Environmental Permit...................................................    12
Equity Plans...........................................................     4
ERISA..................................................................     9
ERISA Affiliate........................................................     9
Exchange Act...........................................................     6
Expense Fee............................................................    32
fully diluted..........................................................    38
Governmental Entity....................................................     8
Hazardous Material.....................................................    12
indebtedness...........................................................    14
Indemnified Party......................................................    33
Indemnifying Party.....................................................    33
Initial Closing........................................................     2
Initial Closing Date...................................................     2

                                       iv

Investment Transactions................................................     2
Investor...............................................................     1
Investor Indemnified Party.............................................    33
Investors..............................................................     1
Liens..................................................................     3
Litigation Conditions..................................................    34
Losses.................................................................    33
Material Adverse Effect................................................    38
Mellon Ventures........................................................     1
Morse Partners.........................................................     1
Nasdaq.................................................................     1
Notice of Superior Proposal............................................    20
Option Programs........................................................     4
Payment Date...........................................................    32
Permits................................................................    11
person.................................................................    39
Preferred Stock........................................................     1
Proxy Statement........................................................    21
Response Period........................................................    34
SAR Plan...............................................................     4
SEC....................................................................     4
SEC Documents..........................................................     6
Second Closing.........................................................     2
Second Closing Date....................................................     3
Securities Act.........................................................     6
Series A Preferred Stock...............................................     1
Series B Preferred Stock...............................................     1
Series A Certificate of Designation....................................    22
Series B Certificate of Designation....................................    22
Significant Subsidiary.................................................     4
Stockholder Meeting....................................................    22
subsidiary.............................................................    39
superior proposal......................................................    20
takeover proposal......................................................    20
Taxes..................................................................    11
Termination Fee........................................................    32
Threshold Number.......................................................    23
Total Outstanding Common Shares........................................    23
Warrants...............................................................     4

                                       v

                         SECURITIES PURCHASE AGREEMENT

          THIS IS A SECURITIES PURCHASE AGREEMENT, dated as of October 16, 1998 (the "Agreement"), by and among, Mellon Ventures, L.P., a Delaware limited partnership ("Mellon Ventures"), Morse Partners Ltd., a Pennsylvania corporation ("Morse Partners"), and Canisco Resources, Inc., a Delaware corporation (the

"Company").  As used herein, Mellon Ventures and Morse Partners are sometimes
--------
referred to individually as an "Investor" and collectively as the "Investors."
                                --------                           ---------

                                   Background
                                   ----------

          A. The Company currently has issued and outstanding 2,526,565 shares of Common Stock, par value $.0025 per share ("Common Stock"). Shares of the
                                              ------------
Company's Common Stock are currently authorized for quotation on the Nasdaq SmallCap Market of the Nasdaq Stock Market.

          B. On August 6, 1998, the Company received notification from The Nasdaq Stock Market, Inc. ("Nasdaq") that shares of Common Stock no longer meet
                            ------
the requirements for continued inclusion in the Nasdaq Stock Market as a result of a failure of the Company to maintain the required levels of net tangible assets, market capitalization or net income, and requesting a proposal from the Company for achieving compliance with listing standards of the Nasdaq Stock Market. By letter dated August 27, 1998, Nasdaq notified the Company that Nasdaq had determined not to accept the plan of compliance presented by the Company and that the shares of Common Stock would be delisted from the Nasdaq Small Cap Market effective September 4, 1998. Such delisting has been suspended pending the completion of an oral hearing to be convened by Nasdaq on behalf and at the request of the Company. Such hearing is to take place on October 16, 1998.

          C. In order to meet the requirements of the Nasdaq for continued inclusion of shares of Common Stock on the Nasdaq SmallCap Market and in order to obtain additional equity for working capital and possible future acquisitions, the Company desires to sell a number of shares of 12% Series A Cumulative Convertible Preferred Stock, par value $1.00 per share ("Series A Preferred Stock"), of the Company and 12% Series B Cumulative Convertible Preferred Stock, par value $1.00 per share ("Series B Preferred Stock" and, together with Series A Preferred Stock, "Preferred Stock"), of the Company to the Investors, all subject to the terms and conditions hereinafter set forth, it being the intent of the parties that a number of shares of Preferred Stock convertible into approximately 19.9% of the outstanding Common Stock of the Company shall be sold initially to the Investors in order to meet the listing requirements of Nasdaq, with the balance of such shares to be sold at a later date following approval by the stockholders of the Company of this Agreement and the transactions contemplated hereby.

                                     Terms
                                     -----

          THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I


                        SALE AND PURCHASE OF SECURITIES
                        -------------------------------


1.1  Sale and Purchase of Preferred Stock.  (a)  Subject to the terms and
---  ------------------------------------
conditions set forth herein, at the Initial Closing (as defined in Section 1.2(a)), the Company will (i) issue and sell to Mellon Ventures, and Mellon Ventures will purchase, the number of shares of Series A Preferred Stock set forth opposite the name of Mellon Ventures on Schedule I hereto, and (ii) issue
                                              ----------
and sell to Morse Partners, and Morse Partners will purchase, the number of shares of Series A Preferred Stock set forth opposite the name of Morse Partners on such Schedule I.
        ----------

 (b) Subject to the terms and conditions set forth herein, at the Second
     Closing (as defined in Section 1.2(b)), the Company will (i) issue and sell to Mellon Ventures, and Mellon Ventures will purchase, the number of shares of Series B Preferred Stock set forth opposite the name of Mellon Ventures on Schedule II hereto, and (ii) issue and sell to Morse Partners, and Morse
        -----------
     Partners will purchase, the number of shares of Series A or Series B Preferred Stock (such series to be determined by Morse Partners in its discretion) set forth opposite the name of Morse Partners on such Schedule
                                                                       --------
     II.  The purchase and sale of Preferred Stock pursuant to Sections 1.1(a)
     --
     and (b) hereof shall sometimes hereinafter be referred to as the "Investment Transactions".
     ------------------------

 (c) The per share purchase price for the Preferred Stock to be paid by each Investor pursuant to this Section 1.1 is $100.00. At each Closing (as hereinafter defined) Mellon Ventures and Morse Partners shall pay the aggregate purchase price for the shares of Preferred Stock purchased by them hereunder at such Closing by wire transfer of immediately available funds to an account designated by the Company not less than two business days prior to such Closing.

 (d) The obligations of the Investors to purchase the shares of Series A Preferred Stock subscribed for hereunder are several in nature, and neither Investor shall have any obligation to purchase any shares of Preferred Stock subscribed for hereunder by the other Investor.


1.2  Closing; Termination.  (a) The closing of the purchase and sale of the
---  --------------------
shares of Series A Preferred Stock referred to in Section 1.1(a) above (the "Initial Closing") will take place on the third business day after the
----------------
conditions to the Initial Closing set forth in Sections 5.1 and 5.2 hereof shall have been satisfied or waived in writing, or on such other date as may be agreed by the parties hereto (the "Initial Closing Date").
                            --------------------

 (b) The closing of the purchase and sale of the shares of Series B Preferred Stock referred to in Section 1.1(b) above (the "Second Closing" and,
                                                     --------------
     together with the Initial Closing, the "Closings") will take place on the
                                             --------
     third business day after the conditions to the Second Closing set forth in Sections 5.3 and 5.4 hereof shall have been satisfied or waived in writing, or on such other date as may be agreed by the parties hereto (the "Second
                                                                        ------
     Closing Date").
     ------------

 (c) At each Closing, the Company will deliver to the applicable Investor certificates evidencing the number of shares of Preferred Stock to be purchased by such Investor as set forth opposite such Investor's name on
     Schedule I or Schedule II, as applicable, registered in such Investor's
     ----------    -----------
     name (or the name of any nominee of such Investor), against payment of the purchase price therefor in cash, by wire transfer of immediately available funds, with confirmed receipt.

                                   ARTICLE II


                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY
                                ---------------


          The Company hereby represents and warrants to each of the Investors as follows:

2.1  Organization and Qualification.
---  ------------------------------

 (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to carry on its business as it is now being conducted. The Company is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect (as defined in Section 7.11).

 (b) The only subsidiaries of the Company are those named in Exhibit 22 to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1998 or set forth on Schedule 2.1(b) of this Agreement. Each subsidiary of
                          ---------------
     the Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power to carry on its business as it is now being conducted. Each such subsidiary is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect. Except as set forth on Schedule 2.1(b), all of the outstanding
                                     ---------------
     shares of capital stock of each such subsidiary have been validly issued, are fully paid and non-assessable and are owned by the Company, by another wholly owned subsidiary of the Company or by the Company and another such wholly owned subsidiary, free and clear of all pledges, claims, equities, options, liens, charges, rights of first refusal, "tag" or "drag" along rights, encumbrances and security interests of any kind or nature whatsoever (collectively, "Liens"). Except for the capital stock of its
                                -----
     subsidiaries or as otherwise set forth in Schedule 2.1(b), the Company does
                                               ---------------
     not own, directly or indirectly, any
     capital stock or other ownership interest in any corporation, partnership, joint venture or other entity.

(c) The Company has delivered to the Investors complete and correct copies of its Certificate of Incorporation, as amended, and Bylaws and will promptly (but in any event within 10 days) after the date hereof deliver to the Investors the comparable charters and bylaws or other organizational documents of its Significant Subsidiaries, in each case as amended to the date of this Agreement. For purposes of this Agreement, a "Significant
                                                                 -----------
     Subsidiary" means any subsidiary of the Company that constitutes a
     ----------
     significant subsidiary within the meaning of Rule 1-02 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the "SEC").
                                                                      ---

2.2  Capitalization.
---  --------------

 (a) The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $1.00 per share. As of the date hereof, no shares of preferred stock of the Company are issued or outstanding. As of the date hereof, 2,526,565 shares of Common Stock are issued and outstanding, and 201,047 shares of Common Stock are held in the treasury of the Company. An additional 922,225 shares of Common Stock are reserved in the aggregate for issuance pursuant to the Company's 1998 Stock Option/Incentive Plan (the "1998 Plan"), the
                                                             ---------
     Company's Senior Executive Compensation Program (the "Compensation
                                                           ------------
     Program") the Company's Stock Option and Director Stock Option Programs (the "Option Programs"), the Company's Stock Appreciation Plan (the "SAR
           ---------------                                                ---
     Plan") and the Nuclear Support Services, Inc. 1990 Stock Option Plan (the
     ----
     "1990 Plan" and, together with the 1998 Plan, the Compensation Program, the
     ----------
     Option Programs and the SAR Plan, the "Equity Plans"), and 110,000 shares
                                            ------------
     of Common Stock are reserved for issuance pursuant to warrants to purchase Common Stock (the "Warrants"). All of the issued and outstanding shares of
                        --------
     Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and are not subject to preemptive rights. Schedule
                                                                  --------
     2.2(a) sets forth the exercise prices and number of shares of Common Stock
     ------
     issuable in respect of outstanding stock options and Warrants under the Equity Plans and Warrants.

 (b) There are no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. Except as set forth above, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company or any of its subsidiaries is a party or by which any of them is bound obligating the Company or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, directly or indirectly, additional shares of capital stock or other voting securities of the Company or any of its subsidiaries, or obligating the Company or any of its subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are not any outstanding contractual obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire, or providing preemptive or registration rights with respect to, any shares of capital stock of the Company or any of its subsidiaries. Except as set forth on
     Schedule 2.2, there are no anti-dilution or price adjustment provisions
     ------------
     contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Preferred Stock or Preferred Stock or any common stock issuable upon conversion of the Preferred Stock (the
     "Conversion Shares").  The Company and its subsidiaries do not have
     ------------------
     outstanding any loans to any person (as defined in Section 7.11) in respect of the purchase of securities issued by the Company and its subsidiaries.

2.3  Authority Relative to this Agreement.  The Company has all requisite
---  ------------------------------------
corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby (subject, with respect to the Second Closing, to approval of the Second Closing, the Charter Amendment (as defined in Section 4.4), this Agreement and the transactions contemplated hereby by the requisite holders of outstanding shares of Common Stock in accordance with the Delaware General Corporation Law (the "DGCL")). The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Preferred Stock and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion of the Preferred Stock) have been duly and validly authorized by the Board of Directors of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated (other than with respect to the Second Closing, the Charter Amendment, this Agreement and the transactions contemplated hereby, the approval of this Agreement by the requisite holders of outstanding shares of Common Stock). This Agreement has been duly and validly executed and delivered by the Company, and, assuming this Agreement constitutes a valid and binding obligation of each Investor, this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy and other laws affecting creditors rights generally and to general principles of equity. Upon the execution and filing with the Secretary of State of Delaware (and acceptance for filing) of each Certificate of Designation, each such instrument will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy and other laws affecting creditors rights generally and to general principles of equity.

2.4 Issuance of Shares. The Preferred Stock, upon issuance in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof. Upon completion of the transactions contemplated hereby, the Conversion Shares will be duly authorized and reserved for issuance, and, upon conversion of the Preferred Stock in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights or stockholders of the Company and will not impose personal liability upon the holder thereof.

2.5  Absence of Certain Changes.  Except as disclosed in the SEC Documents (as
---  --------------------------
defined in Section 2.6 below) or as contemplated by this Agreement or as set forth in Schedule 2.5, since March 31, 1998, no event has occurred, and no
         ------------
circumstances exist, that could reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the Company's filings and reports under the Exchange Act or as set forth in Schedule 2.5, since March 31, 1998, there
                                    ------------
has not been (a) any declaration, setting aside or payment of any dividend or other distribution in respect of the capital stock of the Company or any redemption or other acquisition by the Company of any shares of Common Stock or other equity securities of the Company; (b) any entry into any agreement, commitment or transaction by the Company or any of its subsidiaries which is material to the Company and its subsidiaries taken as a whole, except agreements, commitments or transactions in the ordinary course of business, consistent with prior practice; (c) any split, combination or reclassification of the Company's capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; (d)(i) any granting by the Company or any of its subsidiaries to any officer or key employee of the Company or any of its subsidiaries of any increase in compensation, except in the ordinary course of business consistent with prior practice or as was required under employment agreements in effect as of the date of the most recent audited financial statements included in the SEC Documents, (ii) any granting by the Company or any of its subsidiaries to any such officer or key employee of any increase in severance or termination pay, except as was required under employment, severance or termination agreements in effect as of the date of the most recent audited financial statements included in the SEC Documents, or (iii) any entry by the Company or any of its subsidiaries into any employment, severance or termination agreement with any such officer or key employee; (e) any damage, destruction or loss, whether or not covered by insurance, that could reasonably be expected to have a Material Adverse Effect; or (f) any change in accounting methods, principles or practices by the Company materially affecting its assets, liabilities or business, except insofar as may have been required by a change in generally accepted accounting principles.

2.6  Reports.  (a) Since January 1, 1996, except as set forth on Schedule 2.6,
---  -------                                                     ------------
the Company has filed all required forms, reports and documents with the SEC required to be filed by it pursuant to the federal securities laws and the rules and regulations promulgated thereunder (collectively, the "SEC Documents"), all
                                                           -------------
of which have complied as of their respective filing dates in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as
              --------------
amended (the "Exchange Act"), and the rules and regulations promulgated
              ------------
thereunder. None of such forms, reports or documents at the time filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any SEC Document has been revised or superseded by a later-filed SEC Document filed and publicly available prior to the date hereof, none of the SEC

Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

 (b) The interim financial statements for the Company for the period ended June 30, 1998 previously provided to the Investors comply as to form in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect to interim financial statements, have been prepared in accordance with generally accepted accounting principles (except as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the date thereof and the consolidated results of their operations and cash flows for the periods then ended. Since the date of such financial statements, there has been no material change in the Company's liabilities other than in the ordinary course of the Company's business.

2.7  Proxy Statement.  The Proxy Statement (as defined in Section 4.4) will
---  ---------------
comply in all material respects with the Exchange Act, except that no representation is made by the Company with respect to information supplied by either Investor specifically for inclusion in the Proxy Statement. None of the information supplied by the Company for inclusion in the Proxy Statement shall, at the time the Proxy Statement is mailed or at the time of the Stockholder Meeting (as defined in Section 4.4) relating thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.8  Consents and Approvals; No Violation.  Except as set forth in Schedule 2.8,
---  ------------------------------------                          ------------
neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated hereby (including the issuance of the Preferred Stock and the Conversion Shares upon conversion of the Preferred Stock) will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets or the Company or any of its subsidiaries under, (a) the Certificate of Incorporation, as amended, or Bylaws of the Company or the comparable charter or organizational documents of any of its subsidiaries, (b) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Company or any of its subsidiaries or their respective properties or assets, or (c) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (b) or (c), any such conflicts, violations, defaults, rights or Liens that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. No consent, approval, order or authorization of, or registration, declaration or filing with, any Federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign (a "Governmental Entity"), is required by the Company or
                    -------------------
any of its subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated by this Agreement (including the issuance of the Preferred Stock and the Conversion Shares upon conversion of the Preferred Stock), except for
(i) the filing with the SEC (and Nasdaq) of the Proxy Statement, and such other reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (ii) the filing of the Charter Amendment and Certificates of Designation (as such terms are defined in Section 4.5) with the Secretary of State of Delaware pursuant to the DGCL and (iii) such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made could not reasonably be expected to have a Material Adverse Effect.

2.9  Brokerage Fees and Commissions.  No person is entitled to receive from the
---  ------------------------------
Company or its subsidiaries any investment banking, brokerage or finder's fee in connection with this Agreement or the transactions contemplated hereby.

2.10  Litigation.  Except as disclosed in the SEC Documents or as set forth in
----  ----------
Schedule 2.10, there is no suit, action or proceeding pending or, to the
-------------
knowledge of the Company, threatened against the Company or any of its subsidiaries that could reasonably be expected to have a Material Adverse Effect, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against the Company or any of its subsidiaries that could reasonably be expected to have a Material Adverse Effect.

2.11  Absence of Changes in Benefit Plans.  Except as actually disclosed in the
----  -----------------------------------
SEC Documents or as required by applicable law, since January 1, 1997, there has not been any adoption or amendment by the Company or any of its subsidiaries of any collective bargaining agreement or any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of the Company or any of its subsidiaries or for which the Company or any of its subsidiaries is liable which, under the applicable rules and regulations of the SEC, is or was required to be disclosed in any SEC Document. Except as actually disclosed in the SEC Documents, there exist no employment, consulting, severance, termination or indemnification agreements, arrangements or understandings between either of the Company or any of its subsidiaries and any current or former officer or director of either of the Company or any of its subsidiaries or for which either of the Company or any of its subsidiaries is liable which, under the applicable rules and regulations of the SEC, is or was required to be disclosed in any SEC Document.

2.12  ERISA Compliance.  (a)  Schedule 2.12(a) sets forth a complete list of all
----  ----------------        ----------------
"employee benefit plans" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), employment contracts, bonus,
                                          -----
pension, profit sharing, deferred compensation, incentive compensation, excess benefit, stock, stock option, severance, termination pay, change in control or other employee benefit plans, programs or arrangements, including, but not limited to, those providing medical, dental, vision, disability, life insurance and vacation benefits (other than those required to be maintained by law), whether written or unwritten, qualified or unqualified, funded or unfunded, foreign or domestic currently maintained, or contributed to, or required to be maintained or contributed to, by the Company or any other person or entity that, together with the Company, is treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended (the "Code") (each an "ERISA
                                                    ----             -----
Affiliate") for the benefit of any current or former employees, officers or
---------
directors of the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries has any liability (collectively, the "Benefit
                                                                         -------
Plans").  Except as set forth in Schedule 2.12(a), no Benefit Plan is a union
-----                            ----------------
sponsored benefit plan or "multiemployer plan" (as defined in Section 3(37) of ERISA), and neither the Company nor any ERISA Affiliate has at any time contributed to or been required to contribute to any multiemployer plan. The Company will, within 10 days after the date hereof, deliver to the Investors true, complete and correct copies of each Benefit Plan and related trust agreement and annuity contract and (to the extent applicable) a copy of each Benefit Plan's current summary plan description. In addition, to the extent applicable, the Company will provide to the Investors where reasonably requested by the Investors a copy of the most recent IRS determination letter issued to each Benefit Plan and a copy of the most recently filed IRS Form 5500 together with all schedules, actuarial reports and accountants' statements for each Benefit Plan.

 (b) Each Benefit Plan has been administered in all material respects with its terms. The Company, each ERISA Affiliate and all the Benefit Plans are all in compliance in all material respects with the applicable provisions of ERISA and the Code.

 (c) All Benefit Plans intended to be qualified under Section 401(a) of the Code have been the subject of determination letters from the Internal Revenue Service to the effect that such Benefit Plans are qualified and exempt from Federal income taxes under Section 401(a) and 501(a), respectively, of the Code and no such determination letter has been revoked nor, to the knowledge of the Company, has revocation been threatened, nor has any such Benefit Plan been amended since the date of its most recent determination letter or application therefor in any respect that would adversely affect its qualification or materially increase its costs.

 (d) Except as set forth in Schedule 2.12(b), no Benefit Plan, had, as of it
                            ----------------
     most recent valuation date, an "unfunded benefit liability" (as such term is defined in Section 4001(a)(18) of ERISA), based on actuarial assumptions which will be furnished to the Investors to the extent reasonably requested by the Investors, and, to the knowledge of the Company, neither the Company nor any of its subsidiaries is aware of any facts or circumstances that would materially change the funded status of any such Benefit Plans.

 (e) None of the Company, any ERISA Affiliate, any officer of the Company or any of its subsidiaries or any of the Benefit Plans, any trusts created thereunder or any trustee or administrator thereof, has engaged in a non-exempt "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) or any other breach of fiduciary responsibility that could subject the Company, any ERISA Affiliate or any officer of the Company or any of its subsidiaries or the Investors to tax or penalty under ERISA, the Code or other applicable law. Neither any of such Benefit Plans nor any of such trusts has been terminated during the last five years.

 (f) With respect to any Benefit Plan that is an employee welfare benefit plan (as defined in Section 3(1) of ERISA), (i) no such Benefit Plan is funded through a "welfare benefit fund", as such term is defined in Section 419(e) of the Code, (ii) each such Benefit Plan that is a "group health plan", as such term is defined in Section 5000(b)(l) of the Code, complies in all material respects with the applicable requirements of Section 4980B(f) of the Code, (iii) no such Benefit Plan provides benefits, including without limitation, death or medical benefits, beyond termination of employment or retirement other than (A) coverage mandated by law or (B) death or retirement benefits under a Benefit Plan qualified under Section 401(a) of the Code, and (iv) each such Benefit Plan (including any such Plan covering retirees or other former employees) may be amended or terminated without material liability to the Company or any of its subsidiaries on or at any time after the consummation of the Offer.

 (g) Neither the Company nor any ERISA Affiliate has, at any time since January 1, 1991 (i) maintained or contributed to any employee pension benefit plan subject to Title IV of ERISA or Code Section 412 or (ii) been required to contribute to, or incurred any withdrawal liability within the meaning of ERISA Section 4201, including any contingent liability within the meaning of ERISA Section 4201, to any multiemployer plan as defined in ERISA
     Section 3(37).

 (h) There are no pending investigations by any governmental agency involving the Benefit Plans, no termination proceedings involving the Benefit Plans, and no threatened or pending claims (except for claims for benefits payable in the normal operation of the Benefit Plans), suits or proceedings against any Benefit Plan or asserting any rights or claims to benefits under any Benefit Plan which could give rise to any material liability, nor, to the best of the Company's or any affiliate's knowledge are there any facts which could give rise to any material liability in the event of any such investigation, claim, suit or proceeding.

2.13  Taxes.  Except as set forth in Schedule 2.13:
----  -----                          -------------

 (a) The Company and each of its subsidiaries have filed all Federal income tax returns and all other material tax returns and reports required to be filed by it. All such returns are complete and correct in all material respects. The Company and each of its subsidiaries have paid (or the Company has paid on their behalf) all taxes due for the periods for which such returns were filed and all material taxes for which no return was required to be filed, and the most recent financial statements contained in the SEC Documents reflect an adequate reserve for all taxes payable by the Company and its subsidiaries for all taxable periods and portions thereof through the date of such financial statements.

 (b) No material deficiencies for any taxes have been proposed, asserted or assessed against the Company or any of its subsidiaries, and no requests for waivers of the time to assess any such taxes are pending. The Federal income tax returns of the Company and each of its subsidiaries consolidated in such returns have been examined by and settled with the Internal Revenue Service for all years through 1993.

 (c) As used in this Agreement, "Taxes" shall include all Federal, state, local
                                 -----
     and foreign income, property, sales, excise and other taxes, tariffs or governmental charges of any nature whatsoever.

 (d) The Company is not a "real property holding corporation" as defined in the Code.

2.14  No Excess Parachute Payments; Termination Payments; Section 162(m) of the
----  -------------------------------------------------------------------------
Code.  Except as set forth in Schedule 2.14 of this Agreement, any amount that
----                          --------------
could be received (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated by this Agreement by any employee, officer or director of either of the Company or any of their affiliates who is a "disqualified individual" (as is defined in proposed Treasury Regulation Section 1.280G-1) under any employment, severance or termination agreement, other compensation arrangement or Benefit Plan would not be characterized as an "excess parachute payment" (as is defined in Section 280G(b)(1) of the Code). Except as set forth in Schedule 2.14, there are no
                                                 -------------
payments that the Company or any of its subsidiaries is or would be required to make to any of the Company's current or former employees or to any third party which payment is contingent upon a change of control of the Company or any of its subsidiaries or payable as a result of the transactions contemplated by this Agreement. The disallowance of a deduction under Section 162(m) of the Code for employee remuneration will not apply to any amount paid or payable by the Company or any of its subsidiaries under any commitment, program, arrangement or understanding.

2.15  Compliance with Applicable Laws.  (a)  Except as disclosed on Schedule
----  -------------------------------                               --------
2.15(a), the Company and its subsidiaries have in effect all Federal, state,
-------
local and foreign governmental approvals, authorizations, certificates, filings, franchises, licenses, notices, permits and rights ("Permits") necessary for them
                                                    -------
to own, lease or operate their properties and assets and
to carry on their business as now conducted, and there has occurred no default under any such Permit, except for the lack of Permits and for defaults under Permits which could not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the SEC Documents or on Schedule 2.15(a), each of
                                                       ----------------
the Company and its subsidiaries is in compliance with all applicable statutes, laws, ordinances, rules, orders and regulations of any Governmental Entity, except for possible noncompliance which could not reasonably be expected to have a Material Adverse Effect. Except as disclosed on Schedule 2.15(a), the Company
                                                  ----------------
and its subsidiaries have obtained and maintained all Environmental Permits required with respect to their respective properties, assets, businesses and operations, except where the failure to obtain or maintain an Environmental Permit could not reasonably be expected to have a Material Adverse Effect. The term "Environmental Permit" means any permit, license, approval or other
     ----------------------
authorization under any Environmental Law (as defined below).

 (b) Except as disclosed on Schedule 2.15(b), each of the Company and its
                            ----------------
     subsidiaries and their respective properties, assets, businesses and operations is, and has been, and each of the Company's former subsidiaries, while subsidiaries of the Company and their respective properties, assets, businesses and operations, was, in compliance with all applicable Environmental Laws and Environmental Permits, except for possible noncompliance which would not have a Material Adverse Effect. The term "Environmental Laws" means any Federal, state, local or foreign statute,
     -------------------
     code, ordinance, rule, regulation, policy, guideline, permit, consent, approval, license, judgment, order, writ, decree, injunction or other authorization, including the requirement to register underground storage tanks, relating to: (i) pollution or protection of health or the environment, the Release or threatened Release of Hazardous Material (as hereinafter defined) into the environment, including, without limitation, into ambient air, soil, sediments, land surface or subsurface, buildings or facilities, surface water, groundwater, publicly-owned treatment works, septic systems or land; or (ii) the generation, treatment, storage, disposal, use, handling, manufacturing, transportation or shipment of Hazardous Material.

 (c) During the period of ownership or operation by the Company and its subsidiaries of any of their respective current or previously-owned properties, there have been no Releases of Hazardous Material in, on, under or affecting such properties or any surrounding site, except in each case for those which are not reasonably likely to have a Material Adverse Effect. Prior to the period of ownership by the Company and its subsidiaries of any of their respective current or previously-owned properties there were no releases of Hazardous Material in, on, under or affecting any such property or any surrounding site, except in each case for those which could not reasonably be expected to have a Material Adverse Effect. The term "Release" means spilling, leaking, pumping, pouring,
                       -------
     emitting, emptying, discharging, injecting, escaping, leaching, dumping or depositing, and the term "Hazardous Material" means (i) hazardous
                               ------------------
     materials, pollutants or contaminants, medical, hazardous or infectious wastes, hazardous waste constituents, hazardous chemicals, hazardous or toxic pollutants, and hazardous or toxic substances as those terms are defined in or regulated by Environment Laws, including the following statutes and their implementing regulations: the Hazardous Materials Transportation Act, 49 U.S.C /S//S/ 1801 et seq., the Resource Conservation
                                              -- ---
     and Recovery Act, 42 U.S.C. /S//S/ 6901 et seq., the Comprehensive
                                             -- ---

     Environment Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C. /S//S/ 9601 et
                                                                         --
     seq., the Toxic Substance Control Act, 15 U.S.C. /S//S/ 2601 et seq., the
     ---                                                          -- ---
     Clean Water Act, 33 U.S.C. /S//S/ 1251 et seq. and the Clean Air Act, 42
                                            -- ---
     U.S.C. /S//S/ 7401 et seq., (ii) petroleum, including crude oil and any
                        -- ---
     fractions thereof, (iii) natural gas, synthetic gas and any mixtures thereof, (iv) radioactive materials including, without limitation, source byproduct or special nuclear materials and (v) pesticides.

 (d) Except as disclosed on Schedule 2.15(d), (i) the Company and its
                            ----------------
     subsidiaries and their respective properties, assets, businesses and operations are not subject to any material Environmental Claims (direct or contingent, and whether known or unknown) or material Environmental Liabilities arising from or based upon any act, omission, event, condition or circumstance ocurring or existing on or prior to the date hereof, including without limitation, any such Environmental Claims or Environmental Liabilities arising from or based upon the ownership or operation of assets, businesses or properties of the Company or any subsidiary or thier respective predecessors, and (ii) neither the Company nor any of its subsidiaries has received any notice of any violation of any Environmental Law or Environmental Permit of any Environmental Claim in connection with their respective assets, properties, businesses or operations, or, in each case, those of their respective predessors, which could reasonably be expected to have a Material Adverse Effect. The Company has disclosed on Schedule 2.15(d) all material environmental assessment
                      ----------------
     reports prepared by or for the Company's consultants since January 1, 1993 regarding the environmental condition of the Company's properties or relating to its activities. The term "Environmental Claim" means any third
                                           -------------------
     party (including governmetal agencies, regulatory agencies and employees) action, lawsuit, claim, preceeding (including claims or proceedings under the Occupational Safety and Health Act or similar laws relating to safety of employees) which seeks to impose liability for (i) noise; (ii) pollution or contamination of the air, surface water, ground water or land; (iii) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal or transportation; (iv) exposure to Hazardous Material; (v) the safety or health of employees; or (vi) the manufacture, processing, distribution in commerce, use, or storage of chemical or other Hazardous Material. An "Environmental Claim" includes, but is not limited, to, a common law action, as well as a proceeding to issue, modify or terminate and Environmental Permit of the Company or any of its subsidiaries, or to adopt or amend a regulations to the extent that such a proceeding attempts to redress violations of such an Environmental Permit as alleged by a Fedral, state or local executive, legislative, judicial, regulatory or administrative agency, board or authority. The term "Environmental
                                                          -------------
     Liabilities" includes all costs arising from any Environmental Claim or
     -----------
     violation or alleged violation or circumstance or condition which would give rise to a violation or liability under any Environmental Permit or Environmental Law under any theory of recovery, at law or in equity, and whether based on negligence, strict liability or otherwise, including but not limited to: remedial, removal, response, abatement, investigative, monitoring, personal injury and damage to property, and any otehr related costs, expenses, losses, damages, penalties, fines, liabilties and obligations, including reasonable attorney's fees and court costs.

2.16  Contracts; Debt Instruments.  (a)  Except as actually filed as part of the
----  ---------------------------
SEC Documents or as set forth on Schedule 2.16, there is no contract or
                                 -------------
agreement binding on the Company or any of its subsidiaries or any of their assets or properties that is or was required to be filed with any SEC Document. Neither the Company nor any of its subsidiaries is in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice, or both, would cause such a violation of or default under) any loan or credit agreement, note, bond, mortgage, indenture, lease, or any other contract, agreement, arrangement or understanding, to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that could not reasonably be expected to result in a Material Adverse Effect.

 (b) Set forth on Schedule 2.16(b) of the Agreement is (i) a list of all loan or
                  ----------------
     credit agreements, notes, bonds, mortgages, indentures and other agreements and instruments pursuant to which any indebtedness of the Company or any of its subsidiaries in an aggregate principal amount in excess of $25,000 is outstanding or may be incurred and (ii) the respective principal amounts currently outstanding thereunder. For purposes of this Section 2.16,

     "indebtedness" shall mean, with respect to any person, without duplication,
     -------------
     (i) all obligations of such person for borrowed money, or with respect to deposits or advances of any kind to such person, (ii) all obligations of such person evidenced by bonds, debentures, notes or similar instruments,
     (iii) all obligations of such person upon which interest charges are customarily paid, (iv) all obligations of such person under conditional sale or other title retention agreements relating to property purchased by such person, (v) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding obligations of such person to creditors for raw materials, inventory, services and supplies incurred in the ordinary course of such person's business), (vi) all capitalized lease obligations of such person, (vii) all obligations of others secured by any Lien on property or assets owned or acquired by such person, whether or not the obligations secured thereby have been assumed,
     (viii) all obligations of such person under interest rate or currency hedging transactions (valued at the termination value thereof), (ix) all letters of credit issued for the account of such person (excluding letters of credit issued for the benefit of suppliers to support accounts payable to suppliers incurred in the ordinary course of business) and (x) all guarantees and arrangements having the economic effect of a guarantee of such person of any indebtedness of any other person.

2.17  Labor Matters.  Except to the extent set forth in Schedule 2.17 to this
----  -------------                                     -------------
Agreement, (a) no employee of the Company or any of its subsidiaries is represented by any union or other labor organization; (b) the Company and all of its subsidiaries are in compliance with applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and are not engaged in any unfair labor practice; (c) there is no unfair labor practice complaint against the Company or any of its subsidiaries pending before the National Labor Relations Board; (d) there is no labor strike, dispute, material slowdown, representation campaign or material work stoppage pending or threatened against or affecting the Company or any of its subsidiaries; (e) no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending and no claim therefor has been asserted against the Company or its subsidiaries; and (f) neither the Company or any of its subsidiaries has experienced any material work stoppage since January 1, 1997.

2.18  Title to Properties.  (a)  Except as set forth in Schedule 2.18(a), the
----  -------------------                               ----------------
Company and its subsidiaries have good, valid and marketable title to, or valid leasehold interests in, all their material properties and assets except for such as are no longer used or useful in the conduct of its businesses or as have been disposed of in the ordinary course of business and except for defects in title, easements, restrictive covenants and similar encumbrances or impediments that, in the aggregate, do not and will not materially interfere with its ability to conduct its business as currently conducted. All such material properties and assets, other than properties and assets in which the Company or any of its subsidiaries has leasehold interests, are free and clear of all Liens, except for Liens that, in the aggregate, do not and will not materially interfere with the ability of the Company and its subsidiaries to conduct business as currently conducted.

 (b) The Company and each of its subsidiaries has complied in all material respects with the terms of all material leases to which it is a party and under which it is in occupancy, and all such leases are in full force and effect. The Company and each of its subsidiaries enjoy peaceful and undisturbed possession under all such material leases.

2.19  Undisclosed Liabilities; Affiliated Transactions.  Except as and to the
----  ------------------------------------------------
extent disclosed in the SEC Documents, or as set forth in Schedule 2.19, and
                                                          -------------
except for liabilities incurred in the ordinary course of business and otherwise not in contravention of this Agreement which individually and in the aggregate are not material, the Company does not have any liabilities or obligations of any nature (whether absolute, contingent or otherwise) that could reasonably be expected to have a Material Adverse Effect.

2.20  Patents, Trademarks, Trade Names, Etc.  The Company and its subsidiaries
----  -------------------------------------
own, or are licensed or otherwise have the right to use, all patents, trademarks, trade names, copyrights, technology, know-how and processes except where the lack of ownership, license or right to use could not reasonably be expected to have a Material Adverse Effect, and the consummation of the transactions contemplated by this Agreement will not alter or impair any such rights. No claims have been asserted by any person to the use of any such patents, trademarks, trade names, copyrights, technology, know-how or processes owned or used by the Company or challenging or questioning the validity or effectiveness of any license or agreement relating thereto to which the Company is a party and which could reasonably be expected to have a Material Adverse Effect.

2.21  Certain Agreements.  Neither the Company nor any of its subsidiaries is a
----  ------------------
party to, or bound by, any contract or agreement that materially limits the ability of the Company directly or through any of its subsidiaries to compete in any line of business or with any person in any geographic area during any period of time.

2.22  Indemnification Claims.  Other than as set forth on Schedule 2.21, the
----  ----------------------                              -------------
Company is not aware of any indemnification, breach of contract or similar claims by or against the Company or any of its subsidiaries which are pending or threatened (or which could be reasonably expected to be made in the future), in each case in excess of $50,000 in amount, with respect to any acquisition of any business by the Company after January 1, 1996.

2.23  Antitakeover Statute.  The Board of Directors of the Company has taken all
----  --------------------
action necessary to approve the acquisition of shares of Preferred Stock (and Common Stock or any other class of common stock of the Company upon conversion of Preferred Stock) by each investor pursuant to this Agreement (which shares represent 15% or more of the voting stock of the Company) in accordance with and pursuant to Section 203(a)(1) of the DGCL.

2.24  Acknowledgment Regarding Investors' Purchase of Securities'.  The Company
----  ----------------------------------------------------------
acknowledges and agrees that the Investors are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Investor is acting as a financial advisor of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Investor or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Investors' purchase of securities hereunder. The Company further represents to each Investor that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

2.25  No Integrated Offering.  Neither the Company, nor any of its affiliates,
----  ----------------------
nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the shares of Preferred Stock (or Conversion Shares) to the Investors. The issuance of the shares of Preferred Stock (or Conversion Shares) to the Investors will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

                                  ARTICLE III


                         REPRESENTATIONS AND WARRANTIES

                                OF THE INVESTORS
                                ----------------

          Each Investor severally represents and warrants to the Company as follows:


3.1  Authority Relative to this Agreement. Such Investor has the requisite power
---  ------------------------------------
and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby without the consent of any other person (except for such consents as have heretofore been obtained and the consents referred to in Section 5.1(l)). This Agreement has been duly and validly executed and delivered by such Investor and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, this Agreement constitutes a valid and binding agreement of such Investor, enforceable against such Investor in accordance with its terms, subject to applicable bankruptcy and other laws affecting creditors rights generally and to general principles of equity.

3.2  Proxy Statement.  None of the information supplied by such Investor and its
---  ---------------
affiliates specifically for inclusion in the Proxy Statement, if required, shall, at the time the Proxy Statement is mailed, or at the time of the Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time prior to the Second Closing Date, any event relating to such Investor or any of its affiliates, officers or directors is discovered by such Investor that should be set forth in a supplement to the Proxy Statement, such Investor will promptly inform the Company.

3.3  Consents and Approvals; No Violation.  Neither the execution and delivery
---  ------------------------------------
of this Agreement by such Investor nor the consummation of the transactions contemplated hereby will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets or such Investor under, (a) the organizational documents of such Investor, (b) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to such Investor or its properties or assets or
(c) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Investor or its properties or assets, other than, in the case of clauses (b) or (c), any such conflicts, violations, defaults, rights or Liens that individually or in the aggregate could not reasonably be expected to have a material adverse effect on the ability of such Investor to consummate the transactions contemplated hereby. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity, is required by such Investor in connection with the execution and delivery of this Agreement by such Investor or the consummation by such Investor of the transactions contemplated by this Agreement, except for the filings referred to in Section 2.7 and any filing required under Section 13(d) of the Exchange Act.

3.4  Investment Intent.  The shares of Preferred Stock being purchased by such
---  -----------------
Investor are being purchased by the Investor for its own account, and not with a present view to any distribution thereof that would violate the Securities Act, or the applicable state securities laws of any state. The Investor will not distribute the shares of Preferred Stock in violation of the Securities Act or the applicable securities laws of any state.

                                   ARTICLE IV


                                   COVENANTS
                                   ---------


4.1  Conduct of Business of the Company.  Except as contemplated by this
---  ----------------------------------
Agreement or as disclosed in writing to the Investors in Schedule 4.1, during
                                                         ------------
the period from the date of this Agreement to the date five business days after the Stockholder Meeting, the Company and its subsidiaries will each conduct its operations according to its ordinary and usual course of business and consistent with past practice. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement or as disclosed in writing to the Investors prior to the date five business days after the Stockholder Meeting, neither the Company nor any of its subsidiaries shall, without the prior written consent of the Investors, (a) issue, sell or pledge, or authorize or propose the issuance, sale or pledge of (i) additional shares of capital stock of any class, or securities convertible into any such shares, or any rights, warrants or options to acquire any such shares or other convertible securities, or grant or accelerate any right to convert or exchange any securities of the Company for shares, other than (A) shares of Common Stock issuable pursuant to the terms of outstanding Stock Options and commitments disclosed in Section 2.2, or (B) issuance of shares of capital stock to the Company by a wholly owned subsidiary of the Company, or (ii) any other securities in respect of, in lieu of or in substitution for shares of Common Stock outstanding on the date thereof; (b) purchase or otherwise acquire, or propose to purchase or otherwise acquire, any of its outstanding capital stock or other equity or debt securities; (c) declare or pay any dividend or distribution on any shares of capital stock of the Company, except that a direct or indirect wholly owned subsidiary of the Company may pay a dividend to its parent; (d) make any acquisition of a material amount of assets (other than capital expenditures in accordance with the Company's existing budget not in excess of $100,000 for any single expenditure) or securities, any disposition (including by way of mortgage, license, encumber or any Lien) of a material amount of assets or securities, or enter into a material contract (except for entering into new contracts involving amounts under $5,000,000 in the ordinary course of business) or release or relinquish any material contract rights not in the ordinary course of business, or make any amendments, or modifications thereto; (e) (i) incur any indebtedness for borrowed money (other than takedowns under the Company's existing credit facility) or guarantee any such indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its subsidiaries, guarantee any debt securities of another person, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing or (ii) make any loans, advances of capital contributions to, or investments in, any other person, other than to the Company or any direct or indirect wholly owned subsidiary of the Company; (f) pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of workers compensation claims under $50,000 or claims by or against customers involving amounts under $200,000; (g) propose or adopt any amendments to the Certificate of Incorporation, as amended, or Bylaws of the Company (or any such similar organizational documents of its subsidiaries), except as contemplated hereby;
(h) enter into any new employment agreements with any officers, directors or key employees or grant any material increases in the compensation or benefits to officers, directors and key employees; (i) take any of the actions set forth in
Section 2.5 not otherwise specified herein; (j) settle the terms of any litigation affecting the Company or any of its subsidiaries; (k) make any tax election or settle or compromise any income tax liability; (l) make or agree to make any new capital expenditures (other than capital expenditures in accordance with the Company's existing budget not in excess of $100,000 for any single expenditure); or (m) agree in writing or otherwise to take any of the foregoing actions or any action which would make any representation or warranty in this Agreement untrue or incorrect.

4.2  No Solicitation.
---  ---------------

 (a) The Company shall not, nor shall it permit any of its subsidiaries to, nor shall it authorize or permit any officer, director or employee of or any investment banker, attorney or other advisor or representative of the Company or any of its subsidiaries to, directly or indirectly, (i) solicit, initiate or encourage (including by way of furnishing non-public information), or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to any takeover proposal or (ii) participate in any discussions or negotiations regarding, any takeover proposal; provided, however, that
                                                    --------  -------
     prior to the Stockholder Meeting, to the extent required by the fiduciary obligations of the Board of Directors of the Company, as determined in good faith by the Board of Directors based on the written advice of outside counsel that failure to do so would be reasonably likely to constitute a breach of its fiduciary duties to the Company's stockholders under applicable law, the Company may upon receipt by the Company of an unsolicited takeover proposal, following delivery to the Investors of the notice required pursuant to Section 4.2(d), participate in negotiations regarding such takeover proposal and furnish information with respect to the Company pursuant to a customary confidentiality agreement (containing "standstill" provisions no less onerous than in the Confidentiality Agreement (as defined in Section 4.3). Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by any officer, director or employee of the Company or any of its subsidiaries or any investment banker, attorney or other advisor or representative of the Company or any of its subsidiaries, whether or not such person is purporting to act on behalf of the Company or any of its subsidiaries or otherwise, shall be deemed to be a breach of this Section 4.2(a) by the Company. For purposes of this Agreement, "takeover proposal" means any proposal for a
                                  -----------------
     merger or other business combination involving the Company or any of its Significant Subsidiaries or any proposal or offer to acquire in any manner (including through a joint venture with the Company), directly or indirectly, an equity interest in not less than 20% of the outstanding voting securities of, or assets representing not less than 20% of the annual revenues or net earnings of the Company or any of its Significant Subsidiaries.

 (b) Neither the Board of Directors of the Company nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to the Investors, the approval or recommendation by such Board of Directors nor any such committee of the transactions contemplated hereby,
     (ii) approve or recommend, or propose to approve or recommend, any takeover proposal or (iii) enter into any agreement with respect to any takeover proposal. Notwithstanding the foregoing, in the event the Board of Directors of the Company receives an unsolicited takeover proposal that, in the exercise of its fiduciary obligations (as determined in good faith by the Board of Directors and based on the written advice of outside counsel), it determines to be a superior proposal, the Board of Directors may (subject to the following sentences) withdraw or modify its approval or recommendation of this Agreement, approve or recommend any such superior proposal, or terminate this Agreement in order to enter into an agreement with respect to such a superior proposal, in each case at any time after the fifth business day following the Investors' receipt of written notice (a "Notice of Superior Proposal") advising the Investors that the Board of
         ---------------------------
     Directors has received a superior proposal, specifying the material terms and conditions of such superior proposal and identifying the person making such superior proposal. The Company may take any of the foregoing actions pursuant to the preceding sentence only if the Company is not otherwise in material breach of this Agreement, and the Company has paid to the Investors the Termination Fee and the Expense Fee (as defined in Section 6.3). For purposes of this Agreement, a "superior proposal" means any bona
                                               -----------------
     fide takeover proposal on terms which the Board of Directors of the Company determines in its good faith reasonable judgment (and based on the written advice of a financial advisor of nationally recognized reputation) to be more favorable to the Company's stockholders than the transactions contemplated hereby.

 (c) Nothing contained in this Section shall prohibit the Company from at any time taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act, provided, however, that
                                                       --------  -------
     neither the Company nor its Board of Directors shall, except as permitted by paragraph (b) of this section, propose to approve or recommend a takeover proposal.

 (d) In addition to the obligations of the Company set forth in paragraph (b) above, the Company shall promptly (but in any event within one day) advise the Investors orally and in writing of any request for information or any takeover proposal, or any inquiry with respect to or which could lead to any takeover proposal, the material terms and conditions of such request, takeover proposal or inquiry, and the identity of the person making any such takeover proposal or inquiry. The Company will keep the Investors fully informed of the status and details of any such requests, takeover proposal or inquiry.

4.3  Access to Information.
---  ---------------------

 (a) Between the date of this Agreement and the Second Closing Date, the Company will upon reasonable notice (i) give the Investors and their authorized representatives access during regular business hours to all of the Company's plants, offices, warehouses and other facilities and to all books and records of it, (ii) permit the Investors to make such inspections as they may require (and the Company shall cooperate with the Investors in any inspections, including, without limitation, environmental due diligence), and (iii) cause its officers and those of its subsidiaries to furnish the Investors with such financial and operating data and other information with respect to the business and properties of the Company and their respective subsidiaries as the Investors may from time to time request.

 (b) Information obtained by the Investors pursuant to this Section 4.3 shall be subject to the provisions of the confidentiality agreement between the Company and Morse Partners Limited, dated July 16, 1998 (the "Confidentiality Agreement"), which remains in full force and effect, but
     --------------------------
     shall terminate upon the earlier of (i) the Second Closing Date, or (ii) the termination of this Agreement by (A) the Investors as a result of a willful breach by the Company of this Agreement or (B) the Company pursuant to Section 6.1(e).

4.4  Proxy Statement and Stockholder Meeting.  (a)  As promptly as practicable
---  ---------------------------------------
after the execution and delivery of this Agreement, the Company and the Investors will prepare and file with the SEC preliminary proxy materials relating to the adoption of this Agreement and the approval of the Investment Transactions by the stockholders of the Company. As promptly as practicable after comments are received from the SEC on the preliminary proxy material, the Company and the Investors will file with the SEC the Proxy Statement. As used herein, "Proxy Statement" means the letter to stockholders, notice of meeting,
         ---------------
proxy statement and form of proxy (and any schedule required to be filed with the SEC in connection therewith) to be distributed to stockholders of the Company in connection with the Stockholder Meeting. The Proxy Statement will contain any necessary information required under Rule 14f-1 of the SEC to effect the appointments to the Board of Directors referred to in Section 4.6, unless such information is not required under the rules and regulations of the SEC. If requested by the Investors, the Proxy Statement will also present as a separate item for vote by the stockholders the election of a fourth designee of the Investors to the Board of Directors as contemplated by Section 4.6 below. The Company will make all necessary filings with respect to the transactions contemplated by this Agreement under the Securities Act, the Exchange Act and the rules and regulations thereunder, and applicable state securities laws, and will use all reasonable efforts to obtain any required approvals or clearances with respect thereto. Subject to Section 4.2, the Proxy Statement will include the recommendation of the Board of Directors of the Company in favor of the approval of the Investment Transactions, the Charter

Amendment (as defined in Section 4.5) and the other transactions contemplated by this Agreement.

 (b) Promptly after the execution and delivery of this Agreement, the Company will take all action necessary in accordance with the DGCL and the Company's Certificate of Incorporation, as amended, and Bylaws to convene a special meeting of stockholders of the Company (the "Stockholder Meeting")
                                                          -------------------
     (i) to adopt this Agreement and approve the transactions contemplated hereby and (ii) to adopt an amendment to the Company's Certificate of Incorporation in the form of Exhibit A hereto (the "Charter Amendment").
                                  ---------              -----------------
     The Company will not postpone or adjourn (other than by reason of an absence of quorum) the Stockholder Meeting without the consent of the Investors. The Company will use all reasonable efforts to solicit from stockholders of the Company proxies in favor of the Investment Transactions, the Charter Amendment and the other transactions contemplated hereby and to secure the vote or consent of stockholders required by the DGCL and the Company's Certificate of Incorporation, as amended, and Bylaws to approve such transactions.

4.5  Amendments to Certificate of Incorporation.
---  ------------------------------------------

 (a) Prior to the Initial Closing, the Board of Directors of the Company will take any action necessary to adopt the resolutions set forth in Exhibit B
                                                                     ---------
     to this Agreement, and the Company will file a Certificate of Designation for Series A Preferred Stock in the form of Exhibit B hereto (the "Series A
                                                 ---------              --------
     Certificate of Designation ") with the Secretary of State of Delaware.
     --------------------------
 (b) In the event the stockholders of the Company approve the Charter Amendment at the Stockholder Meeting in accordance with the DGCL, the Board of Directors will as soon as practicable thereafter adopt the resolutions set forth in Exhibit C to this Agreement, and the Company will as soon as
              ---------
     practicable thereafter (i) file a Certificate of Designation for Series B Preferred Stock in the form of Exhibit C hereto (the "Series B Certificate
                                    ---------              --------------------
     of Designation " and, together with the Series A Certificate of
     --------------
     Designation, the "Certificates of Designation") with the Secretary of State
                       ---------------------------
     of Delaware and (ii) will file the Charter Amendment with the Secretary of State of Delaware.

4.6  Board of Directors Matters.
---  --------------------------

 (a) During such time after the Initial Closing as the Investors (or their affiliates) shall continue to own in the aggregate not less than the Threshold Number (as defined below) of shares of Preferred Stock (or such number of common shares of the Company into which such shares have been converted, or a combination thereof), the Company will support the nomination of, and the Company's nominating committee (or other board committee exercising a similar function) shall recommend to the Board of Directors, and the Board of Directors will ensure, that (A) four designees of the Investors (if the Investors and their affiliates together beneficially own more than 25% of the Total Outstanding Common Shares

     ) or (B) three designees of the Investors (if the Investors and their affiliates together beneficially own more than 15% and 25% or less of the Total Outstanding Common Shares) or (C) two designees of the Investors (if the Investors and their affiliates together beneficially own more than 5% and 15% or less of the Total Outstanding Common Shares), be included in the slate of nominees recommended by the Board of Directors of the Company to stockholders for election as directors (or, if any shares of Series A Preferred Stock are then outstanding, Common Stock Directors (as defined in the Series A Certificate of Designation)) at each annual meeting of stockholders of the Company commencing with the first annual meeting of stockholders after the Initial Closing Date; provided, however, that so
                                                  --------  -------
     long as any shares of Preferred Stock are outstanding, the Company will support the nomination of,and the Company's nominating committee (or other board committee exercising a similar function) shall recommend to the Board of Directors that, and the Board of Directors will ensure that, four designees of the Investors be included in the slate of nominees recommended by the Board of Directors of the Company to stockholders for election as Common Stock Directors at each such annual meeting of stockholders; provided further, however, that any Preferred Stock Directors
                   -------- -------  -------
     (as defined in the Series A Certificate of Designation) entitled to be elected by the holders of Series A Preferred Stock shall be deducted from the number of directors the Investors are entitled to designate pursuant to this sentence. In the event any such designee shall cease to serve as a director for any reason, the Board of Directors shall fill the vacancy resulting thereby with a person designated by the Investors. During such time as the Investors are entitled to have a designee on the Board of Directors, the Investors shall also be entitled to have such designee serve on each committee of the Board of Directors, including any special committee, and the Company agrees to cause such designee to be so appointed; provided, however, that if such designee would not be considered
                --------  -------
     "independent" or "disinterested" (i) for purposes of any applicable rule of Nasdaq or any provision of the Code or (ii) for purposes of any special committee formed in connection with any transaction or potential transaction involving the Company and Mellon Ventures or Morse Partners, then such designee shall not be required to be appointed to such committee. As used above, the "Threshold Number" means 40% of the aggregate number of
                         ----------------
     shares of Preferred Stock the Investors purchase at the Initial Closing or, if the Second Closing occurs, 40% of the aggregate number of shares of Preferred Stock the Investors purchase at the Initial Closing and the Second Closing. The number of "Total Outstanding Common Shares" means the
                                    -------------------------------
    aggregate number of shares of common stock of any class of the Company outstanding on the date of determination. The percentage of Total Outstanding Common Shares beneficially owned by the Investors and their affiliates shall be calculated by adding (x) the number of shares of common stock of any class of the Company owned by Mellon Ventures and its affiliates (assuming conversion of all shares of Preferred Stock then owned by Mellon Ventures and its affiliates at the conversion price then in effect) and (y) the number of shares of common stock of any class of the Company owned by Morse Partners and its affiliates (assuming conversion of all shares of Preferred Stock then owned by Morse Partners and its affiliates at the conversion price then in effect), and dividing such sum by the number of Total Outstanding Common Shares.

 (b) Without limiting the effect of paragraph (a) above, the Company (i) will during the period after the Initial Closing until the Second Closing (or the earlier approval by the Company's stockholders of the election of a fourth designee of the Investors to the

     Company's Board of Directors), take such actions as are necessary to ensure that the Board of Directors of the Company consists of six directors, and
     (ii) upon the occurrence of the Initial Closing, will elect three Preferred Stock Directors (as defined in the Series A Certificate of Designation) to the Board of Directors. Upon approval by the stockholders of the Company at the Stockholder Meeting of either (i) this Agreement and the transactions contemplated hereby or (ii) the election of a fourth designee of the Investors to the Board of Directors, the Company will take such actions as are necessary to increase the size of the Board of Directors to seven directors and will appoint an additional designee of the Investors either as a Preferred Stock Director (if the stockholders shall have approved the Investment Transactions at the Stockholder Meeting) or as a Common Stock Director (if the stockholders shall have approved the election of such fourth designee without approving the Investment Transactions). In the event that the stockholders of the Company do not approve the Investment Transactions and the election of a fourth designee of the Investors to the Board of Directors at the Stockholder Meeting, the size of the Board will remain at six; provided, however, that the Company, if requested by the
                    --------  -------
     Investors, will call a special meeting of stockholders and take any other actions necessary to seek approval by the stockholders of the Company for an increase in the size of the Board of Directors to seven and the election of an additional designee of the Investors to the Board (including by supporting the nomination of such designee, and including such designee in the Company's slate of nominees, at each annual meeting of stockholders of the Company thereafter as more fully set forth in paragraph (a) above), and if such stockholder approval is obtained at a special meeting or if at any annual meeting of directors occurring thereafter a fourth designee of the Investors to the Board is approved by the stockholders of the Company, the size of the Board shall be increased to seven and such designee of the Investors shall be immediately elected to the Board to fill such vacancy.

4.7  Nasdaq Listing.  The Company will use its best efforts to insure that the
---  --------------
shares of stock issuable upon conversion of the Preferred Stock purchased by the Investors hereunder (other than the Series A Preferred Stock issuable upon conversion of Series B Preferred Stock) are listed or authorized to be quoted on the Nasdaq Stock Market or listed on any national securities exchange on which shares of Common Stock are then listed.

4.8  Reasonable Best Efforts.  (a)  Subject to the terms and conditions herein
---  -----------------------
provided for the Company, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In case at any time after Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary action. Such reasonable best efforts shall include, without limitation, (i) the obtaining of all necessary consents, approvals or waivers from third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement and (ii) opposing vigorously any litigation or administrative proceeding relating to this Agreement or the transactions contemplated hereby, including, without limitation, promptly appealing any adverse court or agency order. Notwithstanding the foregoing or any other provisions contained in this Agreement to the contrary, neither the Investors nor any of their affiliates shall be under any obligation of any kind to enter into any negotiations or to otherwise agree with any Governmental Entity, including but not limited to any governmental or regulatory authority with jurisdiction over the enforcement of any applicable federal, state, local and foreign antitrust, competition or other similar laws, or any other party to sell or otherwise dispose of, hold separate (through the establishment of a trust or otherwise) particular assets or categories of assets or businesses of any of the Company, the Investors or any of the Investors' affiliates. Further, (i) in the event the requisite approval of stockholders is not obtained at the Stockholder Meeting, no party hereto will be under any further obligation to cause the Second Closing to occur, and (ii) in the event such or any other closing condition applicable to an Investor set forth in Section 5.3 remains unfulfilled and unwaived by such party for a period of 120 days after the date hereof, such Investor will have no further obligation hereunder to proceed with the transactions contemplated by
Section 1.1(b).

 (b) The Company shall give and make all required notices and reports to the appropriate persons with respect to the Permits and Environmental Permits that may be necessary for the consummation of the Investment Transactions.

 (c) The Company and its Board of Directors shall (i) take all action necessary to ensure that no state takeover statute or similar statute or regulation is or becomes applicable to this Agreement or any of the transactions hereby and (ii) if any state takeover statute or similar statute or regulation becomes applicable to this Agreement or any of the transactions contemplated hereby, take all action necessary to ensure that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the transactions contemplated by this Agreement.

4.9  Public Announcements.  The Investors and the Company shall to the fullest
---  --------------------
extent practicable consult with each other before issuing any press release or otherwise making any public statement with respect to the transactions contemplated hereby and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law.

4.10  Stockholder Litigation.  The Company shall give the Investors the
----  ----------------------
opportunity to participate in the defense or settlement of any stockholder litigation against the Company and its directors relating to any of the transactions contemplated by this Agreement until the purchase of shares of Preferred Stock at the Initial Closing, and thereafter, shall give the Investors the opportunity to direct the defense of such litigation and, if the Investors so choose to direct such litigation, the Investors shall give the Company and its directors an opportunity to participate in such litigation; provided,
                                                                --------
however, that no such settlement shall be agreed to without the Investors'
-------
consent, which consent shall not be unreasonably withheld; and provided further
                                                               -------- -------
that no settlement requiring a payment by a director shall be agreed to without such director's consent.

4.11  Disclosure Schedules.  Notwithstanding anything to the contrary herein, it
----  --------------------
is understood and agreed that the disclosure schedules to the representations and warranties of the Company in this Agreement shall be delivered by the Company to the Investors no later than 10 days after the date hereof, and the Company shall not have any liability for any representation or warranty herein until such date. The Company (a) shall have the right, at any time prior to the date five days prior to the Initial Closing Date, to amend or update the disclosures schedules to this Agreement and (b) shall have the right, at any time prior to the date five days prior to the Second Closing Date, to update or amend the disclosures schedules to this Agreement to reflect any event occurring between the Initial Closing Date and the Second Closing Date; provided, however,
                                                              --------  -------
that the Investors in their sole discretion shall have a right to terminate this Agreement in the event any amendment or update pursuant to clause (a) or (b) reflects a Material Adverse Effect (or, if the Initial Closing has occurred prior to such update or amendment, terminate the obligations of the Investors to proceed with the transactions contemplated by Section 1.1(b)). The liability of the Company for any breach of a representation or warranty in this Agreement shall be determined with reference to the disclosure schedules as most recently amended up to the date five days prior to the Initial Closing.

4.12  Stock Options.  The Company will not take any action to accelerate the
----  -------------
exercisability or vesting of any outstanding options to purchase Common Stock or modify any other terms of such options as a result of the transactions contemplated hereby.

4.13  Certain Approval Rights.  The Company shall not, without the prior written
----  -----------------------
consent of the Investors, (a) amend, alter or repeal any provision of the Certificate of Incorporation, as amended, or Bylaws of the Company; (b) create, authorize, or reclassify any authorized stock of the Company into, or increase the authorized amount of, any class or series of the Company's capital stock ranking prior to or on a parity with Series A Preferred Stock as to dividends or distributions upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or any security convertible into or exchange for, or any option, warrant or right to purchase, shares of such a class or series; (c) sell, convey, transfer, abandon, lease or otherwise dispose of or encumber all or substantially all of its property or business or effect a change in the nature of its business; (d) purchase, lease or otherwise acquire all or substantially all of the properties or assets of any other person (whether through the purchase of stock or assets); (e) merge or consolidate with or into any other person; (f) voluntarily dissolve, liquidate, or wind up or carry out any partial liquidation or dissolution or transaction in the nature of a partial liquidation or dissolution; (g) increase the authorized number of shares of common stock of any class or preferred stock of the Company; (h) issue any shares of Common Stock or any class or series of capital stock, options, warrants, bonds, debentures, notes or other obligations or securities convertible into or exchangeable for, or having optional rights to purchase, Common Stock (except such issuances of capital stock or options, warrants or rights that do not constitute Additional Stock under the Certificates of Designation) or (i) incur any indebtedness in excess of the available indebtedness under the existing credit facility of the Company; provided,
                                                                --------
however, that the approval rights of the Investors under this Section 4.13 shall
-------
terminate on the first date that (i) (A) the Investors and their affiliates together beneficially own less than 15% of the Total

Outstanding Common Shares and (B) the Investors together are not the largest single stockholder of the Company or (ii) the Investors and their affiliates together beneficially own less than 10% of the Total Outstanding Common Shares.

4.14  No Integration.  The Company shall not make any offers or sales of any
----  --------------
security (other than the securities to be issued pursuant to the Investment Transactions) prior to the Second Closing under circumstances that would require registration of the securities being offered or sold hereunder under the Securities Act or cause the offering of securities being offered or sold hereunder to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

                                   ARTICLE V
                                   ---------

           CONDITIONS TO CONSUMMATION OF THE INVESTMENT TRANSACTION
           --------------------------------------------------------


5.1  Conditions to the Investors' Obligations for the Initial Closing.  The
---  ----------------------------------------------------------------
obligations of the Investors to effect the purchase of shares of Series A Preferred Stock contemplated by Section 1.1(a) of this Agreement are subject to the satisfaction or written waiver of the following conditions:

 (a) the representations and warranties of the Company contained in this agreement shall be true and correct in all material respects, on and as of the Initial Closing Date (irrespective of any notice delivered after the date hereof), and the Company shall have performed in all material respects all of its obligations under this Agreement required to be performed prior to the Initial Closing Date;

 (b) there shall not have occurred after the date hereof any Material Adverse Effect;

 (c) the Investors shall have received a certificate of the President of the Company, on behalf of the Company, certifying as to the fulfillment of the conditions set forth in clauses (a) and (b) above;

 (d) no statute, rule, regulation, judgment, order or injunction shall be enacted, entered, promulgated or enforced (i) challenging the transactions contemplated hereby, seeking to restrain or prohibit the Investment Transactions or any other transactions contemplated hereby or seeking any damages material in relation to the Company or the Investors, (ii) seeking to impose limitations on the ability of the Investors to acquire or hold, or exercise full rights of ownership of any shares of Series A Preferred Stock, including the right to vote such shares (or Conversion Shares) or
     (iii) which otherwise could reasonably be expected to have a Material Adverse Effect;

 (e) the Investors shall have been provided with evidence satisfactory to the Investors in their discretion that the Board of Directors of the Company has approved the transactions contemplated by this Agreement for purposes of Section 203 of the DGCL;

 (f) the Investors shall have received a certificate, dated the Closing Date, duly executed by the Secretary of the Company certifying as to (i) the attached copy of resolutions of the Board of Directors of the Company authorizing and approving the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and stating that such resolutions have not been modified, amended, revoked or rescinded and (ii) the incumbency, authority and specimen signature of each officer of the Company executing this Agreement and any other document or instrument contemplated hereby;

 (g) the Investors shall have received a certificate of the Company's organization, valid existence and good standing as a domestic corporation in the State of Delaware as of a date not more than five days prior to the Initial Closing Date;

 (h) the Investors shall have received an opinion of counsel to the Company, dated the Initial Closing Date, in the form attached hereto as Exhibit D;
                                                                    ---------

 (i) the Company shall have received (and furnished to the Investors evidence thereof reasonably satisfactory to the Investors) any necessary or required approvals or consents from all Governmental Entities and other third parties (including any lender to the Company) necessary or required to complete the transactions contemplated hereby, and such approvals and consents shall not have been withdrawn or expired as of the Initial Closing Date (and the Series A Certificate of Designation shall have been duly filed and accepted for filing with the Secretary of State of Delaware);

 (j) the Company shall have entered into a management agreement with the Investors reasonably acceptable to the Investors and the Company providing for an annual management fee to the Investors of $50,000;

 (k) the Investors shall be satisfied in their sole discretion with the results of their due diligence investigation of the Company and its subsidiaries and their management and affairs; and

 (l) the Board of Directors or analogous body of Mellon Ventures shall have approved the transactions contemplated hereby.

5.2  Conditions to the Company's Obligations for the Initial Closing.  The
---  ---------------------------------------------------------------
obligations of the Company to effect the sale of shares of Series A Preferred Stock contemplated by Section 1.1(a) of this Agreement are subject to the satisfaction or written waiver of the following conditions:

 (a) the representations and warranties of the Investors contained in this Agreement shall be true and correct in all material respects, on and as of the Initial Closing Date (irrespective of any notice delivered after the date hereof), and the Investors shall have performed in all material respects all of their obligations under this Agreement required to be performed prior to the Initial Closing Date; and

 (b) the Company shall have received a certificate of an officer of or the general partner of each of the Investors certifying as to the fulfillment of the condition set forth in clause (a) above.

5.3  Conditions to the Investors' Obligations for the Second Closing.  The
---  ---------------------------------------------------------------
obligations of the Investors to effect the purchase of shares of Series A or Series B Preferred Stock contemplated by Section 1.1(b) of this Agreement are subject to the satisfaction or written waiver of the following conditions:

 (a) the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects, on and as of the Second Closing Date (irrespective of any notice delivered after the date hereof), and the Company shall have performed in all material respects all of its obligations under this Agreement required to be performed prior to the Second Closing Date;

 (b) there shall not have occurred after the date hereof any Material Adverse Effect;

 (c) the Investors shall have received a certificate of the President of the Company, on behalf of the Company, certifying as to the fulfillment of the conditions set forth in clauses (a) and (b) above;

 (d) no statute, rule, regulation, judgment, order or injunction shall be enacted, entered, promulgated or enforced (i) challenging the transactions contemplated hereby, seeking to restrain or prohibit the Investment Transactions or any other transactions contemplated hereby or seeking any damages material in relation to the Company or the Investors, (ii) seeking to impose limitations on the ability of the Investors to acquire or hold, or exercise full rights of ownership of any shares of Series A or Series B Preferred Stock, including the right to vote such shares (or Conversion Shares) or (iii) which otherwise could reasonably be expected to have a Material Adverse Effect;

 (e) the Investors shall have been provided with evidence satisfactory to the Investors in their discretion that the Board of Directors of the Company has approved the transactions contemplated by this Agreement for purposes of Section 203 of the DGCL;

 (f) the Investors shall have received a certificate, dated the Closing Date, duly executed by the Secretary of the Company certifying as to (i) the attached copy of resolutions of the Board of Directors of the Company authorizing and approving the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and stating that such resolutions have not been modified, amended, revoked or rescinded and (ii) the incumbency, authority and specimen signature of each officer of the Company executing this Agreement and any other document or instrument contemplated hereby;

 (g) the Investors shall have received a certificate of the Company's organization, valid existence and good standing as a domestic corporation in the State of Delaware as of a date not more than five days prior to the Second Closing Date;

 (h) the Investors shall have received an opinion of counsel to the Company, dated the Second Closing Date, in the form attached hereto as Exhibit D;
                                                                   ---------

 (i) the Company shall have received (and furnished to the Investors evidence thereof reasonably satisfactory to the Investors) any necessary or required approvals or consents from all Governmental Entities and other third parties (including any lender to the Company) necessary or required to complete the transactions contemplated hereby, and such approvals and consents shall not have been withdrawn or expired as of the Second Closing Date;

 (j) the Initial Closing shall have occurred;

 (k) this Agreement and the transactions contemplated hereby, the Certificate of Designation and the Charter Amendment shall have been adopted and approved by the requisite vote of stockholders of the Company in accordance with the DGCL and the Company's Certificate of Incorporation, as amended, and Bylaws, and the Charter Amendment and the Series B Certificate of Designation shall have been duly filed and accepted for filing with the Secretary of State of Delaware;

 (l) the management agreement referred to in Section 5.1(j) shall have been amended effective as of the Second Closing to increase the annual management fee therein to $100,000; and

 (m) the Investors shall be satisfied in their sole discretion with the results of their due diligence investigation of the Company and its subsidiaries and their management and affairs.

5.4  Conditions to the Company's Obligations for the Second Closing.  The
---  --------------------------------------------------------------
obligations of the Company to effect the sale of shares of Series A or Series B Preferred Stock contemplated by Section 1.1(b) of this Agreement are subject to the satisfaction or written waiver of the following conditions:

 (a) the representations and warranties of the Investors contained in this Agreement shall be true and correct in all material respects, on and as of the Second Closing Date (irrespective of any notice delivered after the date hereof), and the Investors shall have performed in all material respects all of their obligations under this Agreement required to be performed prior to the Initial Closing Date;

 (b) the Company shall have received a certificate of an officer of or the general partner of each of the Investors certifying as to the fulfillment of the condition set forth in clause (a) above; and

 (c) this Agreement and the transactions contemplated hereby, the Certificate of Designation and the Charter Amendment shall have been adopted and approved by the requisite vote of stockholders of the Company in accordance with the DGCL and the Company's Certificate of Incorporation, as amended, and Bylaws.

                                  ARTICLE VI
                                  ----------

                       TERMINATION; AMENDMENT; INDEMNITY
                       ---------------------------------

6.1  Termination.  This Agreement may be terminated and the transactions
---  -----------
contemplated hereby may be abandoned at any time prior to the Initial Closing Date or, notwithstanding approval thereof by the stockholders of the Company, prior to the Second Closing Date:

 (a) by mutual written consent of the Company and the Investors;

 (b) by either the Company or the Investors:

(i) if the Initial Closing does not occur by the date that is 60 days after the date hereof; provided, however, that the right to terminate this Agreement
                  --------  -------
     pursuant to this Section 6.1(b)(i) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement results in the failure of the Initial Closing to occur prior to such date;

(ii) if any court of competent jurisdiction or any other governmental body shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Investment Transactions and the other transactions contemplated hereby and such order, decree, ruling or other action shall have become final and nonappealable; or

 (c) by the Investors (i) if the Company fails to perform in any material respect any of its obligations under this Agreement or breaches in any material respect any of its representations and warranties hereunder; or
     (ii) after receipt of a Notice of Superior Proposal; or (iii) at any time if the Investors are not satisfied with their due diligence investigation of the Company in the sole and absolute discretion of the Investors (regardless of whether such decision is based on any event or circumstance either Investor knows or could be deemed to know as of the date hereof (it being further understood that the Investors may invoke the termination right under this clause (iii) without stating any reason therefor to the Company)); or (iv) if shares of Common Stock are no longer listed or authorized for quotation on Nasdaq; or (v) in the circumstances referenced to in Section 4.11 (it being understood that if any of the foregoing termination rights arise after the Initial Closing, the Investors may alternatively elect to terminate their obligations to proceed with the transactions contemplated by Section 1.1(b) and the Second Closing).

 (d) by the Company as provided in Section 4.2 in respect of a superior proposal (provided the Company shall have paid the Investors the Termination Fee and the Expense Fee).

6.2  Effect of Termination.  In the event of the termination and abandonment of
--- ----------------------
this Agreement pursuant to Section 6.1, this Agreement, except for the provisions of Section 4.3(b), 6.3 and Section 7.10, shall forthwith become void and have no effect, without any liability on the part of any party or its directors, officers, partners or stockholders; provided, however, that in the event this Agreement is-------- -------terminated following the Initial Closing but prior to the Second Closing, (a) such termination will not terminate the survival of any representations and warranties as set forth in Section 7.3 hereof, and (b) any covenants of the Company herein shall survive such termination in perpetuity except insofar as such covenants specifically relate to the transactions contemplated by Section 1.1(b) hereof. Nothing in this
Section 6.2 shall relieve any party to this Agreement of liability for breach of this Agreement.

6.3 Termination Fee and Expense Fee.
--- --------------------------------

 (a) Without limiting Section 7.10, if (i) there shall be a material breach by the Company of this Agreement or (ii) the Company shall have delivered (or been obligated to deliver) to the Investors a Notice of Superior Proposal or
(iii) any third party acquires beneficial ownership of 20% or more of the outstanding shares of Common Stock, then the Company shall promptly, but in no event later than five business days after the first to occur of any such event described in clauses (i) through (iii) (or earlier if required pursuant to
Section 6.1(e)) (the "Payment Date"), reimburse the Investors for all reasonable
                      ------------
out-of-pocket expenses and fees payable by them or their affiliates (including, without limitation, fees and expenses of all counsel, printers, banks, financial advisors and other financial institutions, and their respective agents) (the "Expense Fee") related to the transactions contemplated by this Agreement, such
 -----------
amount to be paid on the Payment Date in cash in immediately available funds by wire transfer to an account designated by the Investors and, further, if the event set forth in clause (ii) above shall occur prior to the Initial Closing, the Company shall also pay the Investors a fee of $375,000 (the "Termination
                                                                 -----------
Fee") on the Payment Date in cash in immediately available funds by wire
---
transfer to an account designated by the Investors.

 (b) Without limiting Section 7.10, if this Agreement is terminated by the Company for any reason other than a material breach by the Investors of their obligations hereunder, prior to the date of such termination the Company shall pay to the Investors the

     Expense Fee, such amount to be paid in cash in immediately available funds by wire transfer to an account designated by the Investors (provided that the Expense Fee shall not be payable under this Section 6.3(b) if it has been paid pursuant to Section 6.3(a)).

 (c) Nothing in this Section 6.3 or Section 7.10 is intended to require the Company to pay to the Investors as reimbursement for their expenses an amount which exceeds the amount of such expenses.

6.4  Amendment.  To the extent permitted by applicable law, this Agreement may
---  ---------
be amended at any time before or after approval of this Agreement by the stockholders of the Company. This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties.

6.5  Company's Obligation to Indemnify'.  The Company shall indemnify, defend
---  ---------------------------------
and hold harmless each of the Investors and their affiliates, and their respective directors, officers, employees and representatives (each, an "Investor Indemnified Party"), from and against any and all claims, losses,
---------------------------
settlements, fines, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and attorneys' fees and disbursements) (collectively, "Losses") suffered, sustained, incurred or required to be paid by
                ------
any such Investor Indemnified Party due to, based upon, arising out of or otherwise in respect of (a) any inaccuracy in, or any breach of, any representation or warranty of any of the Company contained in this Agreement (or any disclosures schedule or supplemental disclosures schedule hereto or any certificate or other document delivered on behalf of the Company hereunder), or
(b) any breach of any covenant or agreement of the Company contained in this Agreement.

6.6  Investor's Obligation to Indemnify'.  Each Investor shall severally
---  ----------------------------------
indemnify, defend and hold harmless the Company and its affiliates, and their respective directors, officers, employees and representatives (each, a "Company
                                                                        -------
Indemnified Party"), from and against any and all Losses suffered, sustained,
-----------------
incurred or required to be paid by any such Company Indemnified Party due to, based upon, arising out of or otherwise in respect of (a) any inaccuracy in, or any breach of, any representation or warranty of such Investor contained in this Agreement (or any disclosures schedule or supplemental disclosures schedule hereto or any certificate or other document delivered on behalf of the Investors hereunder), or (b) any breach of any covenant or agreement of such Investor contained in this Agreement.

6.7  Indemnity Procedures for Third Party Claims.  The obligations and
---  -------------------------------------------
liabilities of any party hereto against which indemnification is sought hereunder with respect to claims resulting from the assertion of liability by third parties shall be subject to this Section 6.7.
 (a) Promptly (but in no event later than 30 days) after receipt by any indemnified party hereunder (an "Indemnified Party") of notice of any demand or claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that could
                                              ------------------
     reasonably be expected to result in a Loss, the Indemnified Party shall give written notice thereof (a "Claims Notice") to any other party
                                     -------------
     obligated to provide indemnification pursuant to Section 5.1 or 5.2 (each, an "Indemnifying Party"). Each Claims
         -------------------

     Notice shall describe the Asserted Liability in reasonable detail, and shall indicate the amount (estimated, if necessary) of the Loss that has been or may be suffered by the Indemnified Party. The rights of any Indemnified Party to be indemnified hereunder shall not be adversely affected by its failure to give, or its failure to timely give, a Claims Notice with respect thereto unless, and if so, only to the extent that, the Indemnifying Party is prejudiced thereby.

 (b) The Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability if (i) the claim involves (and continues to involve) solely monetary damages and the Indemnifying Party's assumption of the defense or settlement of such claim will not have a material adverse effect on the Indemnified Party's business, (ii) the Indemnifying Party expressly agrees in writing to the Indemnified Party that, as between the two, the Indemnifying Party is solely obligated to satisfy and discharge the claim, and (iii) the Indemnifying Party makes reasonably adequate provision to satisfy the Indemnified Party of the Indemnifying Party's ability to satisfy and discharge the claim (the foregoing collectively, the "Litigation
                                                           ----------
     Conditions"); provided, however, that if the parties in any action shall
                   --------  -------
     include both an Indemnifying Party and an Indemnified Party, and the Indemnified Party shall have reasonably concluded that counsel selected by the Indemnifying Party has a conflict of interest because of the availability of different or additional defenses to the Indemnified Party, the Indemnified Party shall have the right to select separate counsel to participate in the defense of such action on its behalf, at the expense of the Indemnifying Party; and provided further, however, that the
                                 -------- -------  -------
     Indemnifying Party shall forfeit the right to control the defense or settlement of any such claim if, at any time after assuming the defense or settlement thereof, the Indemnifying Party no longer satisfies the Litigation Conditions. Subject to the foregoing, if the Indemnifying Party elects to compromise or defend such Asserted Liability, it shall within 30 days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnified Party of its intent to do so, and the Indemnified Party shall cooperate, at the expense of the Indemnifying Party, in the compromise of, or defense against, such Asserted Liability. If the Indemnifying Party elects not to compromise or defend the Asserted Liability, fails to notify the Indemnified Party of its election as herein provided, or fails to satisfy the Litigation Conditions, the Indemnified Party may pay, compromise or defend such Asserted Liability. The Indemnified Party and the Indemnifying Party may participate, at their own expense, in the defense of any Asserted Liability as to which such party does not control the defense or settlement. If the Indemnifying Party chooses to defend any claim, the Indemnified Party shall, subject to receipt of a reasonable confidentiality agreement, make available to the Indemnifying Party any books, records or other documents within its control, and the reasonable assistance of its employees, for which the Indemnifying Party shall be obliged to reimburse the Indemnified Party the reasonable out-of-pocket expenses of making them available. Neither party will consent to any settlement of any claim without the consent of the other party, which consent will not be unreasonably withheld (except that no consent will be required if such settlement does not require any payment or otherwise impose any obligation on the other party and the other party is released from liability in respect of such claim).

6.8  Indemnity Procedures for Claims by the Parties.  In the event that any
---  ----------------------------------------------
party incurs or suffers any Losses with respect to which indemnification may be sought by such party pursuant to this Article VI (other than in respect of third party claims), the Indemnified Party must assert the claim by a Claims Notice to the Indemnifying Party. The Claims Notice must state the nature and basis of the claim in reasonable detail based on the information available to the Indemnified Party. Each Indemnifying Party to whom a Claims Notice is given shall respond to any Indemnified Party that has given a Claims Notice (a "Claim Response")
                                                         --------------
within 30 days (the "Response Period") after the date that the Claims
                     ---------------
Notice is received. Any Claim Response shall specify whether or not the Indemnifying Party given the Claim Response disputes the claim described in the Claims Notice (including as to whether the Indemnifying Party is required to provide indemnification hereunder). If any Indemnifying Party elects not to dispute a claim described in a Claims Notice, whether by failing to give a timely Claim Response or otherwise, then the amount of such claim shall be deemed to be an obligation of such Indemnifying Party. If the Indemnifying Party disputes the claim, the parties will try in good faith for a period not to exceed 60 days to settle the dispute by mediation administered by the American Arbitration Association under its Commercial Mediation Rules. Thereafter, any party hereto will be free to pursue litigation or any other remedies available to such party in accordance with applicable law (it being understood, however, that if the Indemnified Party does not prevail in any litigation to enforce its claim for indemnification hereunder, such party shall reimburse the Indemnifying Party for any attorneys' fees expended by the Indemnifying Party in defending such claim).

6.9  Effect of Insurance.  In computing an Indemnified Party's Losses hereunder,
---  -------------------
full allowance shall be made for any proceeds actually recovered by such party from such party's insurance policies.

                                  ARTICLE VII
                                  -----------

                                 MISCELLANEOUS
                                 -------------

7.1  Extension; Waiver.  The parties hereto, may (a) extend the time for the
---  -----------------
performance of any of the obligations or other acts of the other parties hereto,
(b) waive any inaccuracies in the representations and warranties contained herein by any other applicable party or in any document, certificate or writing delivered pursuant hereto by any other applicable party or (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

7.2  Entire Agreement; Assignment.  This Agreement (including the disclosure
---  ----------------------------
schedules hereto) and the other documents and instruments contemplated hereby and, to the extent contemplated in Section 4.3(b), the Confidentiality Agreement, (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise, provided that the Investors may assign any of their rights and obligations to any affiliate of the Investors, but no such assignment shall relieve the Investors of their obligations hereunder, and provided further that the Investors may assign their rights and obligations to each other or to any third party investor so long as Mellon Ventures remains obligated to purchase not less than 50.1% of the total number of shares of Preferred Stock to be sold hereunder and such assignment does not require Mellon Ventures and the Company to make any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the transactions contemplated hereby. Either the Investors or any affiliate of the Investors may purchase shares of Preferred Stock under this Agreement.

7.3  Survival; Enforcement of the Agreement.  (a)  The representations and
---  --------------------------------------
warranties in this Agreement shall survive the Initial Closing (or, if it occurs, the Second Closing) for a period of 18 months following such Closing; provided, however, that the representations and warranties in Sections 2.12 and
--------  -------
2.13 shall survive until the expiration of the statute of limitations applicable to such matters, Sections 2.1 and 2.3 and 3.1 shall survive indefinitely and
Section 2.15(b) - (d) shall survive for 24 months following such Closing.

 (b) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any Federal or state court located in the Commonwealth of Pennsylvania (as to which the parties agree to submit to jurisdiction for the purposes of such or any other action), this being in addition to any other remedy to which they are entitled at law or in equity.

7.4  Validity.  The invalidity or unenforceability of any provision of this
---  --------
Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

7.5  Notices.  All notices, requests, claims, demands and other communications
---  -------
hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by cable, telegram, facsimile transmission with confirmation of receipt, or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

                             if to the Investors:

                             Mellon Ventures, L.P.
                             5 Radnor Corporate Center
                             100 Matson Ford Road
                             Suite 170
                             Radnor, PA  19087-4515

                       Attention:  Mr. John P. Shoemaker
                       Fax:  610-688-3930

                       and to

                       Morse Partners Ltd.
                       Suite 205
                       200 Four Falls Corporate Center
                       West Conshohocken, PA  19428
                       Attention:  Mr. Bruce Dalglish
                       Fax:  610-397-0885

                       with a required copy to:

                       Dechert Price & Rhoads
                       4000 Bell Atlantic Tower
                       1717 Arch Street
                       Philadelphia, PA  19103
                       Attention:  David S. Denious, Esq.
                       Fax:  215-994-2222

                       if to the Company:

                       Canisco Resources, Inc.
                       300 Delaware Avenue
                       Suite 714
                       Wilmington, DE 19801
                       Attention:  President
                       Fax:  302-777-5409

                       with a copy to:

                       Wolf, Block, Schorr and Solis-Cohen LLP
                       at its then current principal office in
                       Philadelphia, PA
                       Attention:  Carl W. Schneider, Esq.
                       Fax:  215-977-2334

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

7.6  Governing Law.  This Agreement shall be governed by and construed in
---  -------------
accordance with the substantive laws of the State of Delaware regardless of the laws that might otherwise govern under principles of conflicts of laws applicable thereto.

7.7  Descriptive Headings.  The descriptive headings herein are inserted for
---  --------------------
convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

7.8  Parties in Interest.  This Agreement shall be binding upon and inure solely
---  -------------------
to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement (except as expressly contemplated by Sections 6.5 and 6.6)

7.9  Counterparts.  This Agreement may be executed in two or more counterparts,
---  ------------
each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

7.10  Expenses.   Notwithstanding anything to the contrary herein, the Company
----  --------
will bear the costs and expenses of the Investors incurred in connection herewith, regardless of whether any Closing occurs.

7.11  Certain Definitions.  For purposes of this Agreement, the following terms
----  -------------------
shall have the meanings ascribed to them below:

 (a) "affiliate" of a person shall mean (i) a person that directly or
      ---------
     indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned person, and (ii) an "associate" shall have the meaning set forth in Rule 12b-2 promulgated
     ----------
     under the Exchange Act as in effect on the date of this Agreement.

 (b) "beneficial owner" (including the term "beneficially own" or correlative
      ----------------
     terms) with respect to any securities means a person that shall be deemed to be the beneficial owner of such securities (i) that such person or any of its affiliates beneficially owns, directly or indirectly, (ii) that such person or any of its affiliates has, directly or indirectly, (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of consideration rights, exchange rights, warrants or options, or otherwise, or (B) the right to vote pursuant to any agreement, arrangement or understanding or (iii) that are beneficially owned, directly or indirectly, by any other person with which such person or any of its affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any of such securities.

 (c) "control" (including the terms "controlling", "controlled by" and "under
      -------
     common control with or correlative terms) shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract, or otherwise.

 (d) "fully diluted" in reference to the shares of Common Stock means all
      -------------
     outstanding securities entitled generally to vote in the election of directors of the Company on a fully diluted basis, after giving effect to the exercise or conversion of all options, rights and securities exercisable or convertible into such voting securities.

 (e) "Material Adverse Effect" shall mean (i) any adverse change in the
      -----------------------
     condition (financial or otherwise), assets, liabilities, business, or results of operations of the Company and its subsidiaries, which change is material, individually or in the aggregate, to the Company and its subsidiaries taken as a whole, or (ii) any event, matter, condition or effect which impairs the ability of the Company to perform on a timely basis its obligations under this Agreement or the consummation of the transactions contemplated by this Agreement.

 (f) "person" shall mean a natural person, company, corporation, partnership,
      ------
     association, limited liability company, trust or any unincorporated organization.

 (g) "subsidiary" shall mean, when used with reference to a person means a
      ----------
     corporation the majority of the outstanding voting securities of which are owned directly or indirectly by such person.

          IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, on the day and year first above written.

                                             CANISCO RESOURCES, INC.



                                             By ___________________________


                                             MELLON VENTURES, L.P.
                                        By MVMA, L.P., its general partner
                                        By MVMA, Inc., its general partner


                                             By ___________________________


                                             MORSE PARTNERS LIMITED


                                             By ___________________________

                                 Schedule I
                                 ----------

Investor                   Shares of Preferred Stock
--------                   -------------------------

Mellon Ventures, L.P.      11,296 Shares of Series A Preferred Stock
Morse Partners Limited      2,824 Shares of Series A Preferred Stock

Total                      14,120 Shares of Preferred Stock

                                 Schedule II
                                 -----------

Investor                   Shares of Preferred Stock
--------                   -------------------------

Mellon Ventures, L.P.      48,704 Shares of Series B Preferred Stock
Morse Partners Limited     12,176 Shares of Series A Preferred Stock or Series B
                             Preferred Stock

Total                      60,880 Shares of Preferred Stock

                                                            Exhibit A

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                           CANISCO RESOURCES, INC./1/


     Canisco Resources, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST: That the Board of Directors of the Corporation duly adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling for consideration of said proposed amendment by the stockholders of the Corporation. The resolution setting forth the amendment is as follows:

          RESOLVED, that it is hereby proposed that Article THIRD of the Certificate of Incorporation of the Corporation be amended so that the same as amended would read as follows:

                    3. Authorized Capital.  The aggregate number of shares of
                       ------------------
               stock which the Corporation shall have authority to issue is 45,000,000 shares, divided into three (3) classes consisting of 5,000,000 shares of Preferred Stock, par value $1.00 per share ("Preferred Stock"), 20,000,000 shares of Common Stock, par value $.0025 per share ("Class A Common Stock") and 20,000,000 shares of Class B Common Stock, par value $.0025 per share ("Class B Common Stock"). Class A Common Stock and Class B Common Stock are hereinafter sometimes referred to as "Common Stock."

-----------------
/1/ In addition, the Investors may seek at the Stockholders Meeting an amendment to the terms of Series A Preferred Stock to provide that it is convertible into Series B Preferred Stock.

                    The following is a statement of the designations,
               preferences, qualifications, limitations, restrictions and the special or relative rights granted to or imposed upon the shares of each such class.

               A.   PREFERRED STOCK

                    The Preferred Stock may be issued in such classes and series as shall be determined by the Board of Directors of the Corporation and shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof, as shall be stated and expressed in the resolution or resolutions of the Board of Directors from time to time providing for the issuance of such stock. Any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such class or series of preferred stock may be made dependent upon facts ascertainable outside the Certificate of Incorporation of the Corporation or any amendment thereto, or outside the resolution or resolutions providing for the issuance of such stock adopted by the Board of Directors, provided that the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors.

               B.   CLASS A AND CLASS B COMMON STOCK

                    Except as otherwise provided herein, all shares of Class A
               Common Stock and Class B Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges.

                    1. Dividends.  Holders of Common Stock shall be entitled to
                       ---------
               receive ratably such dividends as may be declared by the Board of Directors, provided that if dividends are declared which are
                          --------
               payable in shares of Class A Common Stock or Class B Common Stock, dividends shall be declared which are payable at the same rate on each class of Common Stock and the dividends payable in shares of Class A Common Stock shall be payable to holders of Class A Common Stock and the dividends payable in shares of Class B Common Stock shall be payable to holders of Class B Common Stock.

                    2. Conversion.  Each record holder of Class A Common Stock
                       ----------
               shall be entitled to convert any or all of such holder's Class A Common Stock into the same number of shares of Class B Common Stock and each record holder of Class B Common Stock shall be entitled to convert any or all of the shares of such holder's Class B Common Stock into the same number of shares of Class A Common Stock; provided, however, that at the time of conversion
                             --------  -------
               of shares of Class B Common Stock into shares of Class A Common Stock such holder would be permitted, pursuant to applicable law, to hold the total number of shares of Class A Common Stock which he would hold after giving effect to such conversion. The delivery to the Corporation of a certificate from a holder of shares of Class B Common Stock, which certificate is to the effect that in the good faith judgment of such holder such holder is permitted, pursuant to applicable law, to hold the total number of shares of Class A Common Stock which such holder would hold after giving effect to such conversion, shall be conclusive and binding on the Corporation.

                         Each conversion of shares of one class of Common Stock
               into shares of another class of Common Stock shall be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of such shares stating the number of shares that any such holder desires to convert into the other class of Common Stock. Such conversion shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received by the Corporation, and at such time the rights of any such holder with respect to the converted class of Common Stock shall cease and the person or persons in whose name or names the certificate or certificates for shares of the other class of Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of such other class of Common Stock represented thereby.

                    Promptly after such surrender and the receipt by the
               Corporation of the written notice from the holder hereinbefore referred to, the Corporation shall issue and deliver in accordance with the surrendering holder's instructions the certificate or certificates for the other class of Common Stock issuable upon such conversion and a certificate representing any shares of Common

               Stock which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted. The issuance of certificates for the other class of Common Stock upon conversion shall be made without charge to the holder or holders of such shares for any issuance tax (except stock transfer taxes) in respect thereof or other cost incurred by the Corporation in connection with such conversion.

                    3. Transfers.  The Corporation shall not close its books
                       ---------
               against the transfer of any share of Common Stock, or of any share of Common Stock issued or issuable upon conversion of shares of the other class of Common Stock, in any manner that would interfere with the timely conversion of such shares of Common Stock.

                    4. Subdivision and Combinations of Shares. If the
                       --------------------------------------
               Corporation in any manner subdivides or combines the outstanding shares of any class of Common Stock, the outstanding shares of the other class of Common Stock shall be proportionately subdivided or combined.

                    5. Reservation of Shares for Conversion. So long as any
                       ------------------------------------
               shares of any class of Common Stock are outstanding, the Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock and Class B Common Stock (or any shares of Class A Common Stock or Class B Common Stock which are held as treasury shares), the number of shares sufficient for issuance upon conversion.

                    6. Distribution of Assets.  In the event of the voluntary or
                       ----------------------
               involuntary liquidation, dissolution or winding up of the Corporation, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders after all amounts to which the holders of Preferred Stock are entitled have been paid or set aside in cash for payment.

                    7. Voting Rights.  The holders of Class A Common Stock shall
                       -------------
               have the general right to vote for all purposes, including the election of directors, as provided by law, subject in all respects to the other provisions of this Certificate of Incorporation (including in respect of any voting rights of Preferred Stock of the Corporation). Each holder of Class A Common Stock shall be entitled to one vote for each share thereof held. Except as otherwise required by law, the holders of Class B Common Stock shall have no voting rights.

                    8. Merger, etc.  In connection with any merger,
                       -----------
               consolidation, or recapitalization in which holders of Class A Common Stock generally receive, or are given the opportunity to receive, consideration for their shares (a) all holders of Class B Common Stock shall be given the opportunity to receive the same form of consideration for their shares as is received by holders of Class A Common Stock and (b) holders of Class B Common Stock shall be entitled to receive the same amount of consideration per share as received by holders of Class A Common Stock.

     SECOND: That thereafter, pursuant to the resolution of the board of directors, the proposed amendment was approved by the stockholders of the Corporation at a meeting on ________, 1998.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by Ralph A. Trallo, its President, this __th day of _____, 199_.


                              CANISCO RESOURCES, INC.



                              By:______________________________
                                Ralph A. Trallo, President

                                                                EXHIBIT B


               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
             OF 12% SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK
                                       OF
                            CANISCO RESOURCES, INC.

          Canisco Resources, Inc., a Delaware corporation (the "Corporation"), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designation under the corporate seal of the Corporation and does hereby state and certify that pursuant to the authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors has duly adopted the following resolutions:

          RESOLVED, that pursuant to Article Third of the Certificate of Incorporation, as amended (which authorizes 5,000,000 shares of Preferred Stock, par value $1.00 per share, none of which is presently issued and outstanding), the Board of Directors hereby fixes the designations and preferences and relative participating, optional and other special rights and qualifications, limitations and restrictions of a series of Preferred Stock consisting of 75,000 shares to be designated as 12% Series A Cumulative Convertible Preferred Stock.

12% Series A Cumulative Convertible Preferred Stock
---------------------------------------------------

          RESOLVED, that the holders of 12% Series A Cumulative Convertible Preferred Stock, except as otherwise provided by law, shall have and possess the following rights and preferences.

A.  12% Series A Cumulative Convertible Preferred Stock.
    ---------------------------------------------------

 1. Designation, Number of Shares.  The first series of Preferred Stock shall be
 -- -----------------------------
designated as 12% Series A Cumulative Convertible Preferred Stock ("Series A
                                                                    --------
Preferred Stock"), and the number of shares which shall constitute such series
---------------
shall be 75,000; provided, however, that such shares shall be issued only in
                 -----------------
connection with the transactions contemplated by the Securities Purchase Agreement, dated as of October 15, 1998 (the "Securities Purchase Agreement"),
                                              -----------------------------
among the Corporation and the Investors named therein, including upon conversion of any other series of preferred stock contemplated thereby. The par value of Series A Preferred Stock shall be $1.00 per share.

 2. Rank.  With respect to dividend rights and rights on liquidation, winding up
 -- ----
and dissolution of the Corporation, Series A Preferred Stock shall rank (a) senior to (i) the Common Stock, par value $.0025 per share ("Common Stock"), of
                                                             ------------
the Corporation and (ii) each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank junior to Series A Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (each of the securities in clauses (i) and (ii) collectively referred to as "Series A Junior
                                                                ---------------
Securities"), (b) on a parity with (i) 12% Series B Cumulative Convertible
----------

Preferred Stock, par value $1.00 per share ("Series B Preferred Stock"), of the Company and (ii) each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which do not specifically provide that they rank junior to Series A Preferred Stock or senior to Series A Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (each of the securities in clauses (i) and (ii) collectively referred to as "Series A Parity Securities"), and (c) junior to each other class of capital
---------------------------
stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank senior to Series A Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation ("Series A Senior Securities").
----------------------------

3.  Dividend Provisions.
--  -------------------
(a) Each holder of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Common Stock Directors (as defined in paragraph A(7) hereof), out of funds legally available therefor, cash dividends on each share of Series A Preferred Stock at a rate equal to $12.00 per share per annum. All dividends shall be cumulative, whether or not earned or
     ---------
     declared, and shall accrue on a daily basis from the date of issuance of Series A Preferred Stock, and shall be payable annually in arrears on each Dividend Payment Date (as defined in paragraph B), commencing on the first Dividend Payment Date after the date of issuance of such Series A Preferred Stock. Each dividend on Series A Preferred Stock shall be payable to the holders of record of Series A Preferred Stock as they appear on the stock register of the Corporation on such record date as may be fixed by the Board of Directors, which record date shall not be less than ten nor more than 60 days prior to the applicable Dividend Payment Date. Dividends shall cease to accrue in respect of any shares of Series A Preferred Stock on the date such shares are converted to shares of Common Stock in accordance with paragraph A(5) hereof. Notwithstanding anything to the contrary set forth above, unless and until such dividends are declared by the Common Stock Directors, there shall be no obligation to pay such dividends in cash; provided, however, that such dividends shall continue to
                        --------  -------
     cumulate until the time of conversion to Common Stock as provided herein if not earlier declared and paid. Accrued dividends on the Series A Preferred Stock if not paid on the first or any subsequent Dividend Payment Date following accrual shall thereafter accrue additional dividends ("Additional
                                                                      ----------
     Dividends") in respect thereof compounded annually, at the rate of 12% per
     ---------
     annum.

(b) All dividends paid with respect to shares of Series A Preferred Stock pursuant to paragraph A(3)(a) shall be paid pro rata to the holders of
                                                 --------
     Series A Preferred Stock entitled thereto.

(c) Dividends on account of arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the holders of Series A Preferred Stock of record on any date as may be fixed by the Board of Directors, which date is not more than 30 days prior to the payment of such dividends.

(d) No full dividends shall be declared by the Board of Directors or paid or funds set apart for the payment of dividends or other distributions on any Series A Parity Securities for any period, and no Series A Parity Securities may be repurchased, redeemed or otherwise retired, nor may funds be set apart for such payment, unless (i) full Accumulated Dividends have been paid or set apart for such payment on the Series A Preferred Stock and Series A Parity Securities for all Dividend Periods terminating on or prior to the date of payment of such full dividends or distributions on, or such repurchase or redemption of, such Series A Parity Securities (the "Series A Parity Payment Date") and
                                           ----------------------------
     (ii) an amount equal to a prorated dividend on the Series A Preferred Stock and Series A Parity Securities at the customary dividend rates for such securities for the period from the Dividend Payment Date immediately prior to the Series A Parity Payment Date to the Series A Parity Payment Date have been paid or set apart for payment; provided, however, that the
                                              --------  -------
     restrictions set forth in this sentence shall not apply to the purchase or other acquisition of Series A Parity Securities (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted, (B) solely in exchange for or upon conversion into other Series A Parity Securities or Series A Junior Securities or (C) pursuant to a redemption at the stated redemption price of any rights granted to holders of Common Stock pursuant to a stockholder rights plan. In the event that such dividends are not paid in full or set apart for payment with respect to all outstanding shares of Series A Preferred Stock and of any Series A Parity Securities and funds available for payment of dividends shall be insufficient to permit payment in full to the holders of all such stock of the full preferential amounts to which they are then entitled, then the entire amount available for payment of dividends shall be distributed ratably among all such holders of Series A Preferred Stock and of any Series A Parity Securities in proportion to the full amount to which they would otherwise be respectively entitled.

(e) The holders of Series A Preferred Stock shall be entitled to receive the dividends provided for in paragraph A(3)(a) hereof in preference to and in priority over any dividends upon any of the Series A Junior Securities. Such dividends on the Series A Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full Accumulated Dividends on all shares of series A Preferred Stock then outstanding have not been paid for all Dividend Periods then elapsed and a prorated dividend on the Series A Preferred Stock at the rate aforesaid from the Dividend Payment Date immediately preceding the Series A Junior Payment Date (as defined below) to the Series A Junior Payment Date have not been paid or set aside for payment, the amount of such unpaid dividends shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Series A Junior Securities (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared and set apart for payment on any Series A Junior Securities (the date of any such actions to be referred to as the "Series A
                                                                        --------
     Junior Payment Date"); provided, however, that the restrictions set forth
     -------------------    --------  -------
     in this sentence shall not apply to the purchase or other acquisition of Series A Junior Securities (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted, (B) solely in exchange for or upon conversion into Series A Junior Securities or (C) pursuant to a redemption at the stated redemption price of any rights granted to holders of Common Stock pursuant to a stockholder rights plan.

(f) Dividends payable on Series A Preferred Stock for any period less than one year shall be computed on the basis of a 360-day year consisting of twelve

     30-day months and the actual number of days elapsed in the period for which such dividends are payable.

4.  Liquidation Preference.
    ----------------------

(a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of all shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $100.00 in cash (or, in a deemed liquidation pursuant to paragraph (b) below, in securities valued as set forth below) per share, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the date of final distribution and no more, before any distribution is made on any Series A Junior Securities. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the application of all amounts available for payments with respect to Series A Preferred Stock and all other Series A Parity Securities would not result in payment in full of Series A Preferred Stock and such other Series A Parity Securities, the holders of Series A Preferred Stock and holders of Series A Parity Securities shall share equally and ratably in any distribution of assets of the Corporation in proportion to the full liquidation preference to which each is entitled. After payment in full pursuant to this paragraph A(4)(a), the holders of Series A Preferred Stock shall not be entitled to any further participation in any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

(b) A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale, conveyance or disposition of all or substantially all of the assets of the Corporation or a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is sold or otherwise disposed of (other than pursuant to a sale or other disposal solely of Series A Preferred Stock (or common stock of the Corporation issued on conversion of Series A Preferred Stock) consummated by the holders of Series A Preferred Stock), shall each be deemed to be a liquidation, dissolution or winding up within the meaning of paragraph A(4)(a) above. Any securities to be delivered to the holders of Series A Preferred Stock pursuant to such events shall be valued as follows:

          (i) securities not subject to restrictions on sale:

          (A) If traded on a securities exchange or a national intedealer quotation system, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 10 day period ending three days prior to the closing;

          (B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the 10 day period ending three days prior to the closing; and

          (C) If there is no active public market, the value as determined in good faith jointly by the Board of Directors and the holders of a majority of the shares of Series A Preferred Stock.

          (ii) securities subject to restrictions on transfer shall be valued at an appropriate discount from the market value determined as set forth above to reflect the fair market value thereof, as determined jointly by the Board of Directors and the holders of a majority of the shares of Series A Preferred Stock.

5.  Conversion.
    ----------

(a)  Right of Conversion.
---  -------------------

 (i) Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series A Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price (as defined in paragraph B) by the Conversion Price (as defined below).

(A) During the period from the date the first share of Series A Preferred Stock is issued to June 30, 1999 (or, if sooner, the date on which the Form 10-Q for the Company for the fiscal year ended March 31, 1999 is filed with the U.S. Securities and Exchange Commission or, if shares of Common Stock are not then registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company is not then
                                   ------------
     subject to the reporting requirements of Section 15(d) of the Exchange Act, the first date on which the Company's financial results for the fiscal year ended March 31, 1999 are delivered to any senior lender of the Corporation) (the earliest of such dates, the "Conversion Price Adjustment Date"), the
                                       --------------------------------
     "Conversion Price" shall be $2.50; or
     -----------------

(B) At any time on or after the Conversion Price Adjustment Date, the "Conversion Price" shall be (i) $2.25, if the Pro Forma EBITDA for the
     -----------------
     Company for the 12 month period ended March 31, 1999 is equal to or less than $6,013,000, (ii) $2.50, if the Pro Forma EBITDA for the Company for the 12 month period ended March 31, 1999 is more than $6,013,000 but equal to or less than $7,349,000, or (iii) $2.75, if the Pro Forma EBITDA for the Company for the 12 month period ended March 31, 1999 is more than $7,349,000;

     provided, however, that the Conversion Price for the Series A Preferred
     --------  -------
     Stock shall be subject to adjustment as set forth in paragraph A(5)(c) hereof.

(b)  Procedures for Voluntary Conversion.  Before any holder of shares of Series
---  -----------------------------------
     A Preferred Stock shall be entitled to convert any of such shares into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice by mail, postage prepaid, or hand delivery, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter but in no event later than three business days following receipt by the Corporation of the Series A Preferred Stock certificates surrendered for conversion, issue and deliver at such office to such holders of shares of Series A Preferred Stock, or to the nominee or nominees of such holders, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering the Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive Common Stock issuable upon such conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such sale of securities.

(c)  Adjustments of Conversion Price.  The Conversion Price of the Series A
---  -------------------------------
     Preferred Stock shall be subject to adjustment from time to time as follows:

(i) (A) Upon each issuance (or deemed issuance pursuant to the provisions hereof) by the Corporation of any Additional Stock after the date of issuance of Series A Preferred Stock, without consideration or for an Effective Price per share less than the Conversion Price for the Series A Preferred Stock in effect immediately prior to the issuance (or deemed issuance) of such Additional Stock, then the Conversion Price for the Series A Preferred Stock in effect immediately prior to each issuance (or deemed issuance) shall be adjusted to a price determined by multiplying such Conversion Price by a fraction, (1) the numerator of which shall be the number of Common Stock Equivalents (as defined in Paragraph B) outstanding immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration received (or deemed received) by the Corporation for such issuance would purchase at such Conversion Price; and (2) the denominator of which shall be the number of Common Stock Equivalents outstanding immediately after such issuance.

(B) No adjustment of the Conversion Price for Series A Preferred Stock shall be made in an amount less than one-half of one cent ($0.005) per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment to the Conversion Price. No adjustment of the Conversion Price for the Series A Preferred Stock pursuant to this paragraph A(5)(c)(i) shall have the effect of increasing such Conversion Price for the Series A Preferred Stock above the Conversion Price in effect immediately prior to such adjustment.

(C) In the case of the issuance of securities of the Corporation for cash, the amount of consideration received by the Corporation for such securities shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D) In the case of the issuance of securities of the Corporation for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to have a dollar value equal to the fair market value of such non-cash consideration, irrespective of any accounting treatment thereof, as determined jointly by the Board of Directors and the holders of a majority of the outstanding shares of Series A Preferred Stock.

(E) In the case of the issuance (whether before, on or after the date of issuance of Series A Preferred Stock) of Options or Convertible Securities (as such terms are defined in paragraph (B)), the following provisions shall apply for all purposes of this paragraph A(5)(c)(i) and paragraph A(5)(c)(ii) hereof:

(1) With respect to Options to purchase any common stock of the Corporation, the aggregate maximum number of shares of Common Stock deliverable upon exercise of such Options shall be deemed to have been issued at the time such Options were issued and for a consideration equal to the consideration (determined in the manner provided in paragraph A(5)(c)(i)(C) and paragraph A(5)(c)(i)(D) hereof), if any, received by the Corporation for such Options plus the minimum exercise price provided in such Options for the common stock issuable thereunder.

(2) With respect to Convertible Securities and Options to purchase Convertible Securities, the aggregate maximum number of shares of common stock of the Corporation deliverable upon the conversion or exchange of any such Convertible Securities and the aggregate maximum number of shares of common stock of the Corporation issuable upon the exercise of such Options to purchase Convertible Securities and the subsequent conversion or exchange of such Convertible Securities shall be deemed to have been issued at the time such Convertible Securities or such Options were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such Convertible Securities and Options, plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such Convertible Securities or the exercise of such Options and the conversion or exchange of the Convertible Securities issuable upon exercise of such Options (the consideration in each case to be determined in the manner provided in paragraph A(5)(c)(i)(C) and A(5)(c)(i)(D) hereof).

(3) In the event of any change in the number of shares of common stock of the Corporation deliverable, or in the consideration payable to the Corporation, upon exercise of such Options or upon conversion or exchange of such Convertible Securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such Options or Convertible Securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of common stock of the Corporation or any payment of such consideration upon the exercise of any such Options or the conversion or exchange of such Convertible Securities.

(4) Upon the expiration or termination of any such Options or any such rights to convert or exchange Convertible Securities, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such Options or Convertible Securities, shall be recomputed to reflect the issuance of only the number of shares of common stock of the Corporation (and Options and Convertible Securities which remain in effect) that were actually issued upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities.

(5) The number of shares of common stock of the Corporation deemed issued and the consideration deemed paid therefor pursuant to paragraph
     A(5)(c)(i)(E)(1) and (2) hereof shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either paragraph A(5)(c)(i)(E)(3) or (4) hereof.

(ii) "Additional Stock" shall mean any shares of common stock of the Corporation
      ----------------
     issued (or deemed to have been issued pursuant to paragraph A(5)(c)(i)(E) hereof) by the Corporation after the date of issuance of Series A Preferred Stock, except:

(A) common stock of the Corporation issued pursuant to a transaction described in paragraph A(5)(c)(iii) hereof;

(B) Common Stock or options to purchase such Common Stock issued to officers, employees or directors of, or consultants to, the Corporation, pursuant to any agreement, plan or arrangement approved by the Board of Directors of the Corporation; provided, however, that the maximum number of shares of
                      --------  -------
     Common Stock heretofore or hereafter issued or issuable pursuant to all such agreements, plans and arrangements shall not exceed an aggregate (as constituted on the date hereof) of [_______] shares of Common Stock ("Permitted Options");
     -------------------

(C) Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock;

(D) common stock of the Corporation issued upon conversion of any other class of common stock of the Corporation or the Series B Preferred Stock Contemplated by the Securities Purchase Agreement; and

(E) rights to purchase Common Stock issued in connection with any stockholder rights plan.

(iii) In the event the Corporation at any time or from time to time after the date of issuance of Series A Preferred Stock fixes a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of shares of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common

Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Class A Common Stock Equivalents") without payment
                             --------------------------------
of any consideration by such holder for the additional shares of Common Stock or Class A Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall be increased in proportion to such increase in the aggregate number of shares issuable with respect to Class A Common Stock Equivalents, with the number of shares issuable with respect to Class A Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in paragraph A(5)(c)(i)(E) hereof.

(iv) If the number of shares of Common Stock outstanding at any time after the date of issuance of Series A Preferred Stock is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall be decreased in proportion to such decrease in the outstanding shares of Common Stock.

(d)  Other Distributions.  In the event the Corporation shall declare a
---  -------------------
     distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in paragraph A(5)(c)(iii) hereof, then, in each such case for the purpose of this paragraph A(5)(d), the holders of shares of Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were holders of the number of shares of Common Stock into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of shares of Common Stock entitled to receive such distribution.

(e)  Recapitalization.  If at any time or from time to time there shall be a
---  ----------------
     recapitalization or reclassification of Common Stock (other than a subdivision, combination or consolidation, merger or sale of assets or stock transaction provided for in paragraph A(4) hereof), provision shall be made so that each holder of shares of Series A Preferred Stock shall thereafter be entitled to receive, upon conversion of the Series A Preferred Stock, the number of shares of stock or other securities or property of the Corporation or otherwise, receivable upon such recapitalization or reclassification by a holder of the number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this paragraph A(5) with respect to the rights of the holders of shares of Series A Preferred Stock after the recapitalization or reclassification to the end that the provisions of this paragraph A(5) (including adjustments of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalently as may be practicable.

(f)  No Impairment.  The Corporation will not, by amendment of this Certificate
---  -------------
     of Incorporation or through any reorganization, recapitalization or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this paragraph A(5) and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of shares of Series A Preferred Stock against impairment.

(g)  No Fractional Shares.  No fractional shares shall be issued upon conversion
---  --------------------
     of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share, and there shall be no payment to a holder of shares of Series A Preferred Stock for any such rounded fractional share. Whether or not fractional shares result from such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(h)  Certificate as to Adjustments.  Upon the occurrence of each adjustment or
---  -----------------------------
     readjustment of the Conversion Price of the Series A Preferred Stock pursuant to this paragraph A(5), the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of shares of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of shares of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment and readjustment, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

(i)  Notices of Record Date.  In the event of any taking by the Corporation of a
---  ----------------------
     record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of shares of Series A Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(j)  Reservation of Stock Issuable Upon Conversion.  The Corporation shall at
---  ---------------------------------------------
     all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, then in addition to such other remedies as shall be available to the holder of such shares of Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(k)  Notices.  Any notice required by the provisions of this paragraph A(5) to
---  -------
     be given to the holders of shares of Series A Preferred Stock shall be deemed given when received if delivered via courier or sent by facsimile, by telex, or by United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Corporation.

(l)  Mandatory Conversion.  (i) Each share of Series A Preferred Stock shall, at
---  --------------------
     the option of the Corporation (as determined by the Common Stock Directors), automatically be converted into fully paid and nonassessable shares of Common Stock in accordance with paragraph A(5)(a)(i) above if at any time after the second anniversary of the date the first share of Series A Preferred Stock is issued the Closing Common Stock Market Price is more than 200% of the Conversion Price then in effect for sixty consecutive trading days. The "Closing Common Stock Market Price" for any day means
                         ---------------------------------
     the last sale price regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as reported on the principal national securities exchange on which shares of Common Stock are listed or admitted to trading, or, if shares of Common Stock are not listed or admitted to trading on any national securities exchange but are designated as national market system securities by the National Association of Securities Dealers, Inc. ("NASD"), the last sale price, or, in case no such sale takes place on such
       ----
     day, the average of the closing bid and asked prices, in either case as reported on the NASD Automated Quotation/National Market System, or if shares of Common Stock are not so designated as national market system securities, the average of the highest reported bid and lowest reported asked prices as furnished by the NASD (or any similar organization if the NASD is no longer reporting such information). If at any time after the date the first share of Series A Preferred Stock is issued shares of Common Stock are not publicly traded as contemplated by the foregoing sentence, this paragraph A(5)(l) shall be of no further force and effect.

(ii) If the Corporation has elected to convert Series A Preferred Stock into Common Stock pursuant to paragraph A(5)(l)(i) above, the Corporation will provide notice of mandatory conversion of shares of Series A Preferred Stock to each holder of record of Series A Preferred Stock not less than fifteen nor more than sixty days prior to the date fixed for conversion by first class mail, postage prepaid, to each holder at such holder's address as it appears on the stock register of the Corporation. The Corporation's obligation to deliver shares of Common Stock shall be deemed fulfilled if, on the mandatory conversion date, the Corporation shall deposit with a bank or trust company in Philadelphia, Pennsylvania having a capital of at least $50,000,000, such number of shares of Common Stock as are required to be delivered by the Corporation upon the conversion of Series A Preferred Stock in trust for the account of holders of the shares to be converted, with irrevocable instructions and authority to such bank or trust company that such shares be delivered upon conversion of the shares of Series A Preferred Stock so called for conversion. Provided the Corporation has fulfilled its obligation to deposit shares as provided in the foregoing sentence, effective on the conversion date fixed by the Corporation and notified to the holders of Series A Preferred Stock, each outstanding share of Series A Preferred Stock shall be converted into fully paid and non-assessable shares of Common Stock at the Conversion Price then in effect, automatically and without any action on the part of any holder of shares of Series A Preferred Stock, and such shares of Common Stock shall be deemed outstanding from and after the conversion date.

6.  Status of Converted Stock.  In the event any shares of Series A Preferred
    -------------------------
Stock are converted to Common Stock pursuant to paragraph A(5) hereof, the shares so converted shall be canceled, retired and eliminated and shall not be reissued by the Corporation. The Certificate of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.

7.  Voting Rights.
--  -------------

(a)  General.  Other than as set forth below and except as provided by
---  -------
applicable law, the holders of Series A Preferred Stock shall be entitled to vote together with the holders of Common Stock on all matters to be voted on by the Corporation's holders of Common Stock. When voting together with the holders of Common Stock on any matter, each share of Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share is convertible as provided in paragraph A(5) hereof as of the record date applicable to such vote (with any fractional share determined on an aggregate conversion basis being rounded down to the nearest whole share).

(b)  Class Voting Rights.  (i)  Except as otherwise provided below, a vote of at
---  -------------------
     least a majority of the Series A Preferred Stock then outstanding shall be sufficient to take any action requiring the vote of the Series A Preferred Stock as a separate class. At any meeting where the Series A Preferred Stock shall have the right to vote as a separate class, the presence, in person or by proxy, of a majority of the outstanding shares of Series A Preferred Stock shall constitute a quorum of such class.

(ii) So long as any Series A Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least a majority (unless a higher percentage shall then be required by applicable law) of all outstanding shares of Series A Preferred Stock voting separately as a class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting called for this purpose (A) amend, alter or repeal any provision of the Certificate of Incorporation of the Corporation, as amended, so as to affect, in any manner adverse to the holders of Series A Preferred Stock, the relative rights, preferences, qualifications, limitations or restrictions of the Series A Preferred Stock; (B) create, authorize or reclassify any authorized stock of the Corporation into, or increase the authorized amount of, any class or series of the Corporation's capital stock ranking prior to Series A Preferred Stock as to dividends or as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any security convertible into such a class or series; or (C) take any other action on which the holders of Series A Preferred Stock shall be entitled by law to vote separately as a class.

(c)  Board of Directors.  During such time as any share of Series A Preferred
---  ------------------
Stock is outstanding:

          The Board of Directors of the Corporation shall consist of not more than seven directors. At each annual meeting of the stockholders of the Corporation, and at each special meeting of the stockholders of the Corporation called for the purpose of electing directors of the Corporation, and at any time at which stockholders of the Corporation shall have the right to, or shall, vote for or consent in writing to the election of directors of the

Corporation, then, and in each such event, (i) the holders of record of shares of Series A Preferred Stock voting together as a separate class shall be entitled to elect three directors, or, if there are more than 14,120 shares of Series A Preferred Stock then outstanding, four directors, who shall be nominated by the holders of record of a majority of the shares of Series A Preferred Stock then outstanding (the "Series A Preferred Stock Directors"), and
                                       ----------------------------------
(ii) the holders of record of shares of Common Stock voting together as a single class shall elect the remaining directors, all of whom shall be nominated by the Board of Directors of the Corporation or otherwise in accordance with applicable law (collectively, the "Common Stock Directors"). At any such meeting called for
                        ----------------------
the purpose of electing directors, the presence, in person or by proxy, of (i) the holders of record of a majority of the shares of Series A Preferred Stock then outstanding, in the case of the election of the Series A Preferred Stock Directors, and (ii) the holders of record of a majority of the shares of Common Stock then outstanding, in the case of the election of the Common Stock Directors, shall constitute a quorum for the election of directors to be elected by such holders. A vacancy in any directorship entitled to be elected by the holders of record of shares of Series A Preferred Stock (including a vacancy resulting from the decision during an earlier election by the holders of the Series A Preferred Stock not to fill the directorship to be held by the Series A Preferred Stock Director) shall be filled only by vote of the holders of record of shares of Series A Preferred Stock in the manner set forth herein. A vacancy in any directorship elected by the holders of record of shares of Common Stock shall be filled only by vote of the holders of record of shares of Common Stock in the manner set forth herein. Each Common Stock Director who shall have been elected as provided in this paragraph A(7) may be removed during his term of office, whether with or without cause, only by the holders of record of a majority of shares of Common Stock then outstanding, and each Series A Preferred Stock Director who shall have been elected as provided in this paragraph A(7) may be removed during his term of office, whether with or without cause, only by the holders of record of a majority of the shares of Series A Preferred Stock then outstanding. At elections of Series A Preferred Stock Directors, each holder of Series A Preferred Stock shall be entitled to one vote per share. Each Common Stock Director and each Series A Preferred Stock Director shall be entitled to one vote on all matters on which directors are entitled to vote.

B.      Definitions.  As used herein, the following terms shall have the
--      -----------
following definitions:

(a)  "Accumulated Dividends" means (i) with respect to any share of Series A
      ---------------------
     Preferred Stock, the dividends that have accrued on such shares as of such specific date for Dividend Periods ending on or prior to such date and that have not previously been paid in cash, including Additional Dividends, and
     (ii) with respect to any Series A Parity Security, the dividends that have accrued and are due on such security as of such specific date.

(b)  "Additional Dividends" has the meaning given to such term in paragraph
      --------------------
     A(3)(a).

(c)  "Additional Stock" has the meaning set forth in paragraph A(5)(c)(ii)
      ----------------
     hereof.

(d)  "Annual Dividend Period" means the annual period commencing on each July 1
      ----------------------
     and ending on each Dividend Payment Date.

(e)  "Closing Common Stock Market Price" has the meaning set forth in paragraph
      ---------------------------------
     A(5)(l) hereof.

(f)  "Common Stock Directors" has the meaning set forth in paragraph A(7)(b)
      ----------------------
     hereof.

(g)  "Common Stock Equivalents" means any shares of any class of common stock of
      ------------------------
     the Corporation and any other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of any class of common stock of the Corporation.

(h)  "Conversion Price" has the meaning set forth in paragraph A(5)(a) hereof.
      ----------------

(i)  "Conversion Price Adjustment Date" has the meaning set forth in paragraph
      --------------------------------
     A(5)(a) hereof.

(j)  "Convertible Securities" means any indebtedness or shares of stock
      ----------------------
     convertible into or exchangeable for shares of any class of common stock of the Corporation; provided, however, that any series of Preferred Stock of
                      --------  -------
     the Corporation expressly contemplated as being issued pursuant to the Securities Purchase Agreement, dated as of October __, 1998, among the Corporation and the Investors named therein shall not constitute Convertible Securities.

(k)  "Dividend Payment Date" means June 30 of each year (or, if such day is not
      ---------------------
     a business day, the next succeeding day that is a business day).

(l)  "Dividend Period" means the Initial Dividend Period and, thereafter, each
      ---------------
     Annual Dividend Period.

(m)  "EBITDA" of any entity means, for any period, the sum of the amounts for
      ------
     such period of (A) the net earnings (or loss) after taxes of such entity and its subsidiaries on a consolidated basis ("Net Income"), plus (B)
                                                    ----------
     federal, state and local income taxes deducted in determining Net Income in accordance with GAAP, plus (C) depreciation and amortization expense, plus
     (D) interest expense.

(n)  "Effective Price" of shares of Additional Stock means the quotient
      ---------------
     determined by dividing (i) the total number of such shares of Additional Stock issued or sold, or deemed to have been issued or sold, by the Corporation under paragraph A(5) hereof, into (ii) the consideration received by the Corporation under paragraph A(5) hereof for the issuance of such shares of Additional Stock.

(o)  "Exchange Act" has the meaning set forth in paragraph A(5)(a)(i) hereof.
      ------------

(p)  "GAAP" means the generally accepted accounting principles set forth in the
      ----
     opinions and pronouncements of the American Institute of Certified Public Accountant' Accounting Principles Board and Financial Accounting Standards Board or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, as such principles may change from time to time, and in each case when used, GAAP shall be applied on a consistent basis.

(q)  "Initial Dividend Period" means the dividend period commencing on the date
      -----------------------
     the first share of Series A Preferred Stock is issued and ending on the first Dividend Payment Date to occur thereafter.

(r)  "Market Price" has the meaning set forth in paragraph A(5)(a)(ii) hereof.
      ------------

(s)  "NASD" has the meaning set forth in paragraph A(5)(l) hereof.
      ----

(t)  "Option" means rights, options or warrants to subscribe for, purchase or
      ------
     otherwise acquire shares of any class of common stock of the Corporation or Convertible Securities.

(u)  "Original Series A Issue Price" means $100.00 per share of Series A
      -----------------------------
     Preferred Stock (appropriately adjusted for stock splits, reverse stock splits and similar type transactions or occurrences with respect to the Series A Preferred Stock, it being understood such amount shall not include any accrued dividends on Series A Preferred Stock).

(v)  "Permitted Options" has the meaning set forth in paragraph A(5)(c)(iii)
      -----------------
     hereof.

(w)  "Pro Forma EBITDA" of the Corporation for any period, means the EBITDA of
      ----------------
     the Corporation for such period on a pro forma basis giving effect to the acquisition of any business acquired by the Corporation during such period as if such acquisition occured on the first day of such period (but normalizing any executive compensation expense of such business for the period prior to the acquisition).

(x)  "Series A Junior Payment Date" has the meaning set forth in paragraph
      ----------------------------
     A(3)(e) hereof.

(y)  "Series A Junior Securities" has the meaning set forth in paragraph A(2)
      --------------------------
     hereof.

(z)  "Series A Parity Payment Date" has the meaning set forth in paragraph
      ----------------------------
     A(3)(d) hereof.

(aa) "Series A Parity Securities" has the meaning set forth in paragraph A(2)
      --------------------------
     hereof.

(bb) "Series A Preferred Stock Director" shall have the meaning set forth in
      ---------------------------------
     paragraph A(7)(b) hereof.

          IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed on the _____ day of ____________, 199__.



                                    ______________________________

                                      -16-

                                                            EXHIBIT C


               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
             OF 12% SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK
                                       OF
                            CANISCO RESOURCES, INC.

          Canisco Resources, Inc., a Delaware corporation (the "Corporation"), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designation under the corporate seal of the Corporation and does hereby state and certify that pursuant to the authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors has duly adopted the following resolutions:

          RESOLVED, that pursuant to Article Third of the Certificate of Incorporation, as amended (which authorizes 5,000,000 shares of Preferred Stock, par value $1.00 per share, none of which is presently issued and outstanding), the Board of Directors hereby fixes the designations and preferences and relative participating, optional and other special rights and qualifications, limitations and restrictions of a series of Preferred Stock consisting of 60,880 shares to be designated as 12% Series B Cumulative Convertible Preferred Stock.

12% Series B Cumulative Convertible Preferred Stock
---------------------------------------------------

          RESOLVED, that the holders of 12% Series B Cumulative Convertible Preferred Stock, except as otherwise provided by law, shall have and possess the following rights and preferences.

A.  12% Series B Cumulative Convertible Preferred Stock.
    ---------------------------------------------------

1.  Designation, Number of Shares.  The second series of Preferred Stock shall
--  -----------------------------
be designated as 12% Series B Cumulative Convertible Preferred Stock ("Series B
                                                                       --------
Preferred Stock"), and the number of shares which shall constitute such series
---------------
shall be 60,880. The par value of Series B Preferred Stock shall be $1.00 per share; provided, however, that such shares shall be issued only in connection
       --------  -------
with the transactions contemplated by the Securities Purchase Agreement, dated as of October 15, 1998, among the Corporation and the Investors named therein.

2.  Rank.  With respect to dividend rights and rights on liquidation, winding up
--  ----
and dissolution of the Corporation, Series B Preferred Stock shall rank (a) senior to (i) the Common Stock, par value $.0025 per share ("Common Stock"), of
                                                             ------------
the Corporation, (ii) the Class B Common Stock, par value $.0025 per share

("Class B Common Stock") and (iii) each other class of capital stock or class or
----------------------
series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank junior to Series B Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (each of the securities in clauses (i), (ii) and (iii) collectively referred to as "Series B
                                                                       --------
Junior Securities"), (b) on a parity with (i) 12% Series A Cumulative
-----------------

Convertible Preferred Stock, par value $1.00 per share ("Series A Preferred
                                                         ------------------
Stock") and (ii) each other class of capital stock or class or series of
-----
preferred stock issued by the Corporation after the date hereof the terms of which do not specifically provide that they rank junior to Series B Preferred Stock or senior to Series B Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (the securities in clauses (i) and (ii) collectively referred to as "Series B
                                                                     --------
Parity Securities"), and (c) junior to each other class of capital stock or
-----------------
class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank senior to Series B Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation

("Series B Senior Securities").
----------------------------

3.  Dividend Provisions.
--  -------------------

(a) Each holder of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Common Stock Directors (as defined in the Certificate of Incorporation), out of funds legally available therefor, cash dividends on each share of Series B Preferred Stock at a rate equal to $12.00 per share per annum. All dividends shall be cumulative, whether or
                      ---------
     not earned or declared, and shall accrue on a daily basis from the date of issuance of Series B Preferred Stock, and shall be payable annually in arrears on each Dividend Payment Date (as defined in paragraph B), commencing on the first Dividend Payment Date after the date of issuance of such Series B Preferred Stock. Each dividend on Series B Preferred Stock shall be payable to the holders of record of Series B Preferred Stock as they appear on the stock register of the Corporation on such record date as may be fixed by the Board of Directors, which record date shall not be less than ten nor more than 60 days prior to the applicable Dividend Payment Date. Dividends shall cease to accrue in respect of any shares of Series B Preferred Stock on the date such shares are converted to shares of Class B Common Stock or Series A Preferred Stock in accordance with paragraph A(5) hereof. Notwithstanding anything to the contrary set forth above, unless and until such dividends are declared by the Common Stock Directors, there shall be no obligation to pay such dividends in cash; provided, however,
                                                           --------  -------
     that such dividends shall continue to cumulate until the time of conversion to Class B Common Stock or Series A Preferred Stock as provided herein if not earlier declared and paid. Accrued dividends on the Series B Preferred Stock if not paid on the first or any subsequent Dividend Payment Date following accrual shall thereafter accrue additional dividends ("Additional
                                                                      ----------
     Dividends") in respect thereof compounded annually, at the rate of 12% per
     ---------
     annum.

(b) All dividends paid with respect to shares of Series B Preferred Stock pursuant to paragraph A(3)(a) shall be paid pro rata to the holders of
                                                 --------
     Series B Preferred Stock entitled thereto.

(c) Dividends on account of arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the holders of Series B Preferred Stock of record on any date as may be fixed by the Board of Directors, which date is not more than 30 days prior to the payment of such dividends.

(d) No full dividends shall be declared by the Board of Directors or paid or funds set apart for the payment of dividends or other distributions on any Series B Parity Securities for any period, and no Series B Parity Securities may be repurchased, redeemed or otherwise retired, nor may funds be set apart for such payment, unless (i) full Accumulated Dividends have been paid or set apart for such payment on the Series B Preferred Stock and Series B Parity Securities for all Dividend Periods terminating on or prior to the date of payment of such full dividends or distributions on, or such repurchase or redemption of, such Series B Parity Securities (the "Series B Parity Payment Date") and
                                           ----------------------------
     (ii) an amount equal to a prorated dividend on the Series B Preferred Stock and Series B Parity Securities at the customary dividend rates for such securities for the period from the Dividend Payment Date immediately prior to the Series B Parity Payment Date to the Series B Parity Payment Date have been paid or set apart for payment; provided, however, that the
                                              --------  -------
     restrictions set forth in this sentence shall not apply to the purchase or other acquisition of Series B Parity Securities (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted, (B) solely in exchange for or upon conversion into other Series B Parity Securities or Series B Junior Securities or (C) pursuant to a redemption at the stated redemption price of any rights granted to holders of Common Stock pursuant to a stockholder rights plan. In the event that such dividends are not paid in full or set apart for payment with respect to all outstanding shares of Series B Preferred Stock and of any Series B Parity Securities and funds available for payment of dividends shall be insufficient to permit payment in full to the holders of all such stock of the full preferential amounts to which they are then entitled, then the entire amount available for payment of dividends shall be distributed ratably among all such holders of Series B Preferred Stock and of any Series B Parity Securities in proportion to the full amount to which they would otherwise be respectively entitled.

(e) The holders of Series B Preferred Stock shall be entitled to receive the dividends provided for in paragraph A(3)(a) hereof in preference to and in priority over any dividends upon any of the Series B Junior Securities. Such dividends on the Series B Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full Accumulated Dividends on all shares of Series B Preferred Stock then outstanding have not been paid for all Dividend Periods then elapsed and a prorated dividend on the Series B Preferred Stock at the rate aforesaid from the Dividend Payment Date immediately preceding the Series B Junior Payment Date (as defined below) to the Series B Junior Payment Date have not been paid or set aside for payment, the amount of such unpaid dividends shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Series B Junior Securities (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared and set apart for payment on any Series B Junior Securities (the date of any such actions to be referred to as the "Series B
                                                                        --------
     Junior Payment Date"); provided, however, that the restrictions set forth
     -------------------    --------  -------
     in this sentence shall not apply to the purchase or other acquisition of Series B Junior Securities (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted, (B) solely in exchange for or upon conversion into Series B Junior Securities or (C) pursuant to a redemption at the stated redemption price of any rights granted to holders of Common Stock pursuant to a stockholder rights plan.

(f) Dividends payable on Series B Preferred Stock for any period less than one year shall be computed on the basis of a 360-day year consisting of twelve

     30-day months and the actual number of days elapsed in the period for which such dividends are payable.

4.   Liquidation Preference.
     ----------------------

(a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of all shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $100.00 in cash (or, in a deemed liquidation pursuant to paragraph (b) below, in securities valued as set forth below) per share, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the date of final distribution and no more, before any distribution is made on any Series B Junior Securities. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the application of all amounts available for payments with respect to Series B Preferred Stock and all other Series B Parity Securities would not result in payment in full of Series B Preferred Stock and such other Series B Parity Securities, the holders of Series B Preferred Stock and holders of Series B Parity Securities shall share equally and ratably in any distribution of assets of the Corporation in proportion to the full liquidation preference to which each is entitled. After payment in full pursuant to this paragraph A(4)(a), the holders of Series B Preferred Stock shall not be entitled to any further participation in any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

(b) A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale, conveyance or disposition of all or substantially all of the assets of the Corporation or a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is sold or otherwise disposed of (other than pursuant to a sale or other disposed solely of Series B Preferred Stock (or common stock of the Corporation issued on conversion of Series B Preferred Stock) consummated by holders of Series B Preferred Stock), shall each be deemed to be a liquidation, dissolution or winding up within the meaning of paragraph A(4)(a) above.

     Any securities to be delivered to the holders of Series B Preferred Stock pursuant to such events shall be valued as follows:

(i)  securities not subject to restrictions on sale:

(A) If traded on a securities exchange or a national intedealer quotation system, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 10 day period ending three days prior to the closing;

(B) If actively traded over-the-counter, the value shall be deemed to be the average of at the closing bid prices over the 10 day period ending three days prior to the closing; and

(C) If there is no active public market, the value as determined in good faith jointly by the Board of Directors and the holders of a majority of the shares of Series B Preferred Stock.

(ii) securities subject to restrictions on transfer shall be valued at an appropriate discount from the market value determined as set forth above to reflect the fair market value thereof, as determined jointly by the Board of Directors and the holders of a majority of the shares of Series B Preferred Stock.

5.  Conversion.
    ----------

(a)  Right of Conversion into Class B Common Stock.
---  ---------------------------------------------

(i) Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series B Preferred Stock, into such number of fully paid and nonassessable shares of Class B Common Stock as is determined by dividing the Original Series B Issue Price (as defined in paragraph B) by the Conversion Price (as defined below).

(A) During the period from the date the first share of Series B Preferred Stock is issued to June 30, 1999 (or, if sooner, the date on which the Form 10-Q for the Company for the fiscal year ended March 31, 1999 is filed with the U.S. Securities and Exchange Commission or, if shares of Common Stock are not then registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company is not then
                                   ------------
     subject to the reporting requirements of Section 15(d) of the Exchange Act, the first date on which the Company's financial results for the fiscal year ended March 31, 1999 are delivered to any senior lender of the Corporation) (the earliest of such dates, the "Conversion Price Adjustment Date"), the
                                       --------------------------------
     "Conversion Price" shall be $2.50; or
     -----------------

(B)  At any time on or after the Conversion Price Adjustment Date, the

     "Conversion Price" shall be (i) $2.25, if the Pro Forma EBITDA for the
     -----------------
     Company for the 12 month period ended March 31, 1999 is equal to or less than $6,013,000, (ii) $2.50, if the Pro Forma EBITDA for the Company for the 12 month period ended March 31, 1999 is more than $6,013,000 but equal to or less than $7,349,000, or (iii) $2.75, if the Pro Forma EBITDA for the Company for the 12 month period ended March 31, 1999 is more than $7,349,000;

     provided, however, that the Conversion Price for the Series B Preferred
     --------  -------
     Stock shall be subject to adjustment as set forth in paragraph A(5)(c) hereof.

(b)  Procedures for Voluntary Conversion.  Before any holder of shares of Series
---  -----------------------------------
     B Preferred Stock shall be entitled to convert any of such shares into shares of Class B Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series B Preferred Stock, and shall give written notice by mail, postage prepaid, or hand delivery, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Class B Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, but in no event later than three business days following receipt by the Corporation of the Series B Preferred Stock Certificates surrendered for conversion, issue and deliver at such office to such holders of shares of Series B Preferred Stock, or to the nominee or nominees of such holders, a certificate or certificates for the number of shares of Class B Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Class B Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class B Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering the Series B Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive Class B Common Stock issuable upon such conversion of the Series B Preferred Stock shall not be deemed to have converted such Series B Preferred Stock until immediately prior to the closing of such sale of securities.

(c)  Adjustments of Conversion Price.  The Conversion Price of the Series B
---  -------------------------------
     Preferred Stock shall be subject to adjustment from time to time as follows:

(i) (A) Upon each issuance (or deemed issuance pursuant to the provisions hereof) by the Corporation of any Additional Stock after the date of issuance of Series B Preferred Stock, without consideration or for an Effective Price per share less than the Conversion Price for the Series B Preferred Stock in effect immediately prior to the issuance (or deemed issuance) of such Additional Stock, then the Conversion Price for the Series B Preferred Stock in effect immediately prior to each issuance (or deemed issuance) shall be adjusted to a price determined by multiplying such Conversion Price by a fraction, (1) the numerator of which shall be the number of Common Stock Equivalents (as defined in Paragraph B) outstanding immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration received (or deemed received) by the Corporation for such issuance would purchase at such Conversion Price; and (2) the denominator of which shall be the number of Common Stock Equivalents outstanding immediately after such issuance.\

(B) No adjustment of the Conversion Price for Series B Preferred Stock shall be made in an amount less than one-half of one cent ($0.005) per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment to the Conversion Price. No adjustment of the Conversion Price for the Series B Preferred Stock pursuant to this paragraph A(5)(c)(i) shall have the effect of increasing such Conversion Price for the Series B Preferred Stock above the Conversion Price in effect immediately prior to such adjustment.

(C) In the case of the issuance of securities of the Corporation for cash, the amount of consideration received by the Corporation for such securities shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D) In the case of the issuance of securities of the Corporation for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to have a dollar value equal to the fair market value of such non-cash consideration, irrespective of any accounting treatment thereof, as determined jointly by the Board of Directors and the holders of a majority of the outstanding shares of Series B Preferred Stock.

(E) In the case of the issuance (whether before, on or after the date of issuance of Series B Preferred Stock) of Options or Convertible Securities (as such terms are defined in paragraph B), the following provisions shall apply for all purposes of this paragraph A(5)(c)(i) and paragraph A(5)(c)(ii) hereof:

(1) With respect to Options to purchase any common stock of the Corporation, the aggregate maximum number of shares of Common Stock deliverable upon exercise of such Options shall be deemed to have been issued at the time such Options were issued and for a consideration equal to the consideration (determined in the manner provided in paragraph A(5)(c)(i)(C) and paragraph A(5)(c)(i)(D) hereof), if any, received by the Corporation for such Options plus the minimum exercise price provided in such Options for the common stock issuable thereunder.

(2) With respect to Convertible Securities and Options to purchase Convertible Securities, the aggregate maximum number of shares of common stock of the Corporation deliverable upon the conversion or exchange of any such Convertible Securities and the aggregate maximum number of shares of common stock of the Corporation issuable upon the exercise of such Options to purchase Convertible Securities and the subsequent conversion or exchange of such Convertible Securities shall be deemed to have been issued at the time such Convertible Securities or such Options were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such Convertible Securities and Options, plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such Convertible Securities or the exercise of such Options and the conversion or exchange of the Convertible Securities issuable upon exercise of such Options (the consideration in each case to be determined in the manner provided in paragraph A(5)(c)(i)(C) and A(5)(c)(i)(D) hereof).

(3) In the event of any change in the number of shares of common stock of the Corporation deliverable, or in the consideration payable to the Corporation, upon exercise of such Options or upon conversion or exchange of such Convertible Securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of the Series B Preferred Stock, to the extent in any way affected by or computed using such Options or Convertible Securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of common stock of the Corporation or any payment of such consideration upon the exercise of any such Options or the conversion or exchange of such Convertible Securities.

(4) Upon the expiration or termination of any such Options or any such rights to convert or exchange Convertible Securities, the Conversion Price of the Series B Preferred Stock, to the extent in any way affected by or computed using such Options or Convertible Securities, shall be recomputed to reflect the issuance of only the number of shares of common stock of the Corporation (and Options and Convertible Securities which remain in effect) that were actually issued upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities.

(5) The number of shares of common stock of the Corporation deemed issued and the consideration deemed paid therefor pursuant to paragraph
     A(5)(c)(i)(E)(1) and (2) hereof shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either paragraph A(5)(c)(i)(E)(3) or (4) hereof.

(ii) "Additional Stock" shall mean any shares of common stock of the Corporation
      ----------------
     issued (or deemed to have been issued pursuant to paragraph A(5)(c)(i)(E) hereof) by the Corporation after the date of issuance of Series B Preferred Stock, except:

(A) common stock of the Corporation issued pursuant to a transaction described in paragraph A(5)(c)(iii) hereof;

(B) Common Stock or options to purchase such Common Stock issued to officers, employees or directors of, or consultants to, the Corporation, pursuant to any agreement, plan or arrangement approved by the Board of Directors of the Corporation; provided, however, that the maximum number of shares of
                      --------  -------
     Common Stock heretofore or hereafter issued or issuable pursuant to all such agreements, plans and arrangements shall not exceed an aggregate (as constituted on the date hereof) of [_______] shares of Common Stock ("Permitted Options");
     -------------------

(C) Class B Common Stock issued or issuable upon conversion of shares of Series B Preferred Stock;

(D) Common Stock issued upon conversion of Class B Common Stock or Series A Preferred Stock and Class B Common Stock issued upon conversion of Common Stock; and

(E) rights to purchase Common Stock issued in connection with any stockholder rights plan.

(iii) In the event the Corporation at any time or from time to time after the date of issuance of Series B Preferred Stock fixes a record date for the effectuation of a split or subdivision of the outstanding shares of Class B Common Stock or the determination of holders of shares of Class B Common Stock entitled to receive a dividend or other distribution payable in additional shares of Class B Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Class B Common Stock (hereinafter referred to as "Class B Common Stock
                                                            --------------------
Equivalents") without payment of any consideration by such holder for the
-----------
additional shares of Class B Common Stock or Class B Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series B Preferred Stock shall be appropriately decreased so that the number of shares of Class B Common Stock issuable on conversion of each share of Series B Preferred Stock shall be increased in proportion to such increase in the aggregate number of shares issuable with respect to Class B Common Stock Equivalents, with the number of shares issuable with respect to Class B Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in paragraph A(5)(c)(i)(E) hereof.

(iv) If the number of shares of Class B Common Stock outstanding at any time after the date of issuance of Series B Preferred Stock is decreased by a combination of the outstanding shares of Class B Common Stock, then, following the record date of such combination, the Conversion Price for the Series B Preferred Stock shall be appropriately increased so that the number of shares of Class B Common Stock issuable on conversion of each share of Series B Preferred Stock shall be decreased in proportion to such decrease in the outstanding shares of Class B Common Stock.

(d)  Other Distributions.  In the event the Corporation shall declare a
---  -------------------
     distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in paragraph A(5)(c)(iii) hereof, then, in each such case for the purpose of this paragraph A(5)(d), the holders of shares of Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were holders of the number of shares of Class B Common Stock into which their shares of Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of shares of Class B Common Stock entitled to receive such distribution.

(e)  Recapitalization.  If at any time or from time to time there shall be a
---  ----------------
     recapitalization or reclassification of Class B Common Stock (other than a subdivision, combination or consolidation, merger or sale of assets or stock transaction provided for in paragraph A(4) hereof), provision shall be made so that each holder of shares of Series B Preferred Stock shall thereafter be entitled to receive, upon conversion of the Series B Preferred Stock, the number of shares of stock or other securities or property of the Corporation or otherwise, receivable upon such recapitalization or reclassification by a holder of the number of shares of Class B Common Stock into which such shares of Series B Preferred Stock could have been converted immediately prior to such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this paragraph A(5) with respect to the rights of the holders of shares of Series B Preferred Stock after the recapitalization or reclassification to the end that the provisions of this paragraph A(5) (including adjustments of the

     Conversion Price then in effect and the number of shares purchasable upon conversion of the Series B Preferred Stock) shall be applicable after that event as nearly equivalently as may be practicable.

(f)  No Impairment.  The Corporation will not, by amendment of this Certificate
---  -------------
     of Incorporation or through any reorganization, recapitalization or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this paragraph A(5) and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of shares of Series B Preferred Stock against impairment.

(g)  No Fractional Shares.  No fractional shares shall be issued upon conversion
---  --------------------
     of the Series B Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share, and there shall be no payment to a holder of shares of Series B Preferred Stock for any such rounded fractional share. Whether or not fractional shares result from such conversion shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(h)  Certificate as to Adjustments.  Upon the occurrence of each adjustment or
---  -----------------------------
     readjustment of the Conversion Price of the Series B Preferred Stock pursuant to this paragraph A(5), the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of shares of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of shares of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment and readjustment, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series B Preferred Stock.

(i)  Notices of Record Date.  In the event of any taking by the Corporation of a
---  ----------------------
     record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of shares of Series B Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(j)  Reservation of Stock Issuable Upon Conversion.  The Corporation shall at
---  ---------------------------------------------
     all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, then in addition to such other remedies as shall be available to the holder of such shares of Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(k)  Notices.  Any notice required by the provisions of this paragraph A(5) to
---  -------
     be given to the holders of shares of Series B Preferred Stock shall be deemed given when received if delivered via courier or sent by facsimile, by telex, or by United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Corporation.

(l)  Mandatory Conversion.  (i) Each share of Series B Preferred Stock shall, at
---  --------------------
     the option of the Corporation (as determined by the Common Stock Directors), automatically be converted into fully paid and nonassessable shares of Class B Common Stock in accordance with paragraph A(5)(a)(i) above if at any time after the second anniversary of the date the first share of Series B Preferred Stock is issued the Closing Common Stock Market Price is more than 200% of the Conversion Price then in effect for sixty consecutive trading days. The "Closing Common Stock Market Price" for any
                                     ---------------------------------
     day means the last sale price regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as reported on the principal national securities exchange on which shares of Common Stock are listed or admitted to trading, or, if shares of Common Stock are not listed or admitted to trading on any national securities exchange but are designated as national market system securities by the National Association of Securities Dealers, Inc. ("NASD"), the last sale price, or, in case no such sale takes place on such
       ----
     day, the average of the closing bid and asked prices, in either case as reported on the NASD Automated Quotation/National Market System, or if shares of Common Stock are not so designated as national market system securities, the average of the highest reported bid and lowest reported asked prices as furnished by the NASD (or any similar organization if the NASD is no longer reporting such information). If at any time after the second anniversary of the date the first share of Series B Preferred Stock is issued shares of Common Stock are not publicly traded as contemplated by the foregoing sentence, this paragraph A(5)(l) shall be of no further force and effect.

(ii) If the Corporation has elected to convert Series B Preferred Stock into Class B Common Stock pursuant to paragraph A(5)(l)(i) above, the Corporation will provide notice of mandatory conversion of shares of Series B Preferred Stock to each holder of record of Series B Preferred Stock not less than fifteen nor more than sixty days prior to the date fixed for conversion by first class mail, postage prepaid, to each holder at such holder's address as it appears on the stock register of the Corporation. The Corporation's obligation to deliver shares of Class B Common Stock shall be deemed fulfilled if, on the mandatory conversion date, the Corporation shall deposit with a bank or trust company in Philadelphia, Pennsylvania having a capital of at least $50,000,000, such number of shares of Class B Common Stock as are required to be delivered by the Corporation upon the conversion of Series B Preferred Stock in trust for the account of holders of the shares to be converted, with irrevocable instructions and authority to such bank or trust company that such shares be delivered upon conversion of the shares of Series B Preferred Stock so called for conversion. Provided the Corporation has fulfilled its obligation to deposit shares as provided in the foregoing sentence, effective on the conversion date fixed by the Corporation and notified to the holders of Series B Preferred Stock, each outstanding share of Series B Preferred Stock shall be converted into fully paid and non-assessable shares of Class B Common Stock at the Conversion Price then in effect, automatically and without any action on the part of any holder of shares of Series B Preferred Stock, and such shares of Common Stock shall be deemed outstanding from and after the conversion date.

(m)  Conversion to Series A Preferred Stock.  (i)  In addition to the other
---  --------------------------------------
     conversion rights set forth above in this paragraph A(5), each holder of record of shares of Series B Preferred Stock will be entitled to convert any or all of such holder's Series B Preferred Stock into the same number of shares of Series A Preferred Stock; provided, however, that at the time
                                            --------  -------
     of conversion of shares of Series B Preferred Stock into shares of Series A Preferred Stock such holder would be permitted, pursuant to applicable law, to hold the total number of shares of Series A Preferred Stock such holder would hold after giving effect to such conversion. The delivery to the Corporation of a certificate from a holder of shares of Series B Preferred Stock who wishes to convert such shares into shares of Series A Preferred Stock, which certificate is to the effect that in the good faith judgment of such holder such holder is permitted, pursuant to applicable law, to hold the total number of shares of Series A Preferred Stock which such holder would hold after giving effect to such conversion, shall be conclusive and binding on the Corporation.

(ii) Before any holder of shares of Series B Preferred Stock shall be entitled to convert any of such shares into shares of Series A Preferred Stock , such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series B Preferred Stock, and shall give written notice by mail, postage prepaid, or hand delivery, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Series A Preferred Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holders of shares of Series B Preferred Stock, or to the nominee or nominees of such holders, a certificate or certificates for the number of shares of Series A Preferred Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Series A Preferred Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Series A Preferred Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering the Series B Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive Series A Preferred Stock issuable upon such conversion of the Series B Preferred Stock shall not be deemed to have converted such Series B Preferred Stock until immediately prior to the closing of such sale of securities.

6.  Status of Converted Stock.  In the event any shares of Series B Preferred
    -------------------------
Stock are converted to Class B Common Stock pursuant to paragraph A(5) hereof, the shares so converted shall be canceled, retired and eliminated and shall not be reissued by the Corporation. The Certificate of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock. In the event the Corporation reacquires any shares of Series B Preferred Stock by reason of the conversion of such shares to Series A Preferred Stock, such shares of Series B Preferred Stock may be reissued in connection with a conversion of Series A Preferred Stock to Series B Preferred Stock, but only if such conversion is permitted under the terms of the Certificate of Incorporation.

7.  Voting Rights.  Except as otherwise required by law, the holders of Series B
--  -------------
Preferred Stock shall have no voting rights. In the event Series B Preferred Stock is entitled to vote as a matter of law, it will vote as a single class with Series A Preferred Stock (unless otherwise required by law).

B.  Definitions.  As used herein, the following terms shall have the following
--  -----------
definitions:

(a)  "Accumulated Dividends" means (i) with respect to any share of Series B
      ---------------------
     Preferred Stock, the dividends that have accrued on such shares as of such specific date for Dividend Periods ending on or prior to such date and that have not previously been paid in cash, including Additional Dividends, and
     (ii) with respect to any Series A Parity Security, the dividends that have accrued and are due on such security as of such specific date.

(b)  "Additional Dividends" has the meaning given to such term in paragraph
      --------------------
     A(3)(a).

(c)  "Additional Stock" has the meaning set forth in paragraph A(5)(c)(ii)
      ----------------
     hereof.

(d)  "Annual Dividend Period" means the annual period commencing on each July 1
      ----------------------
     and ending on each Dividend Payment Date.

(e)  "Closing Common Stock Market Price" has the meaning set forth in paragraph
      ---------------------------------
     A(5)(l) hereof.

(f)  "Common Stock Equivalents" means any shares of any class of Common Stock of
      ------------------------
     the Corporation and any securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of any class of common stock of the Corporation.

(g)  "Conversion Price" has the meaning set forth in paragraph A(5)(a) hereof.
      ----------------

(h)  "Conversion Price Adjustment Date" has the meaning set forth in paragraph
      --------------------------------
     A(5)(a) hereof.

(i)  "Convertible Securities" means any indebtedness or shares of stock
      ----------------------
     convertible into or exchangeable for shares of any class of common stock of the Corporation.

(j)  "Dividend Payment Date" means June 30 of each year (or, if such day is not
      ---------------------
     a business day, the next succeeding day that is a business day).

(k)  "Dividend Period" means the Initial Dividend Period and, thereafter, each
      ---------------
     Annual Dividend Period.

(l)  "EBITDA" of any entity means, for any period, the sum of the amounts for
      ------
     such period of (A) the net earnings (or loss) after taxes of such entity and its subsidiaries on a consolidated basis ("Net Income"), plus (B)
                                                    ----------
     federal, state and local income taxes deducted in determining Net Income in accordance with GAAP, plus (C) depreciation and amortization expense, plus
     (D) interest expense.

(m)  "Effective Price" of shares of Additional Stock means the quotient
      ---------------
     determined by dividing (i) the total number of such shares of Additional Stock issued or sold, or deemed to have been issued or sold, by the Corporation under paragraph A(5) hereof, into (ii) the consideration received by the Corporation under paragraph A(5) hereof for the issuance of such shares of Additional Stock.

(n)  "Exchange Act" has the meaning set forth in paragraph A(5)(a)(i) hereof.
      ------------

(o)  "GAAP" means the generally accepted accounting principles set forth in the
      ----
     opinions and pronouncements of the American Institute of Certified Public Accountant' Accounting Principles Board and Financial Accounting Standards Board or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, as such principles may change from time to time, and in each case when used, GAAP shall be applied on a consistent basis.

(p)  "Initial Dividend Period" means the dividend period commencing on the date
      -----------------------
     the first share of Series B Preferred Stock is issued and ending on the first Dividend Payment Date to occur thereafter.

(q)  "Market Price" has the meaning set forth in paragraph A(5)(a)(ii) hereof.
      ------------

(r)  "NASD" has the meaning set forth in paragraph A(5)(l) hereof.
      ----

(s)  "Option" means rights, options or warrants to subscribe for, purchase or
      ------
     otherwise acquire shares of any class of common stock of the Corporation or Convertible Securities.

(t)  "Original Series B Issue Price" means $100.00 per share of Series B
      -----------------------------
     Preferred Stock (appropriately adjusted for stock splits, reverse stock splits and similar type transactions or occurrences with respect to the Series B Preferred Stock), it being understood such amount does not include any accrued dividends on Series B Preferred Stock.

(u) "Pro Forma EBITDA" of the Corporation, for any period, means the sum of (i) the EBITDA of the Corporation for such period on a pro forma basis giving effect to the acquisition of any businesses acquired by the Corporation during such period as if such acquisition occurred on the first day of such period (but normalizing any executive compensation expense of such business for the period prior to the acquisition).

(v)  "Permitted Options" has the meaning set forth in paragraph A(5)(c)(iii)
      -----------------
     hereof.

(w)  "Series B Junior Payment Date" has the meaning set forth in paragraph
      ----------------------------
     A(3)(e) hereof.

(x)  "Series B Junior Securities" has the meaning set forth in paragraph A(2)
      --------------------------
     hereof.

(y)  "Series B Parity Payment Date" has the meaning set forth in paragraph
      ----------------------------
     A(3)(d) hereof.

(z)  "Series B Parity Securities" has the meaning set forth in paragraph A(2)
      --------------------------
     hereof.

          IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed on the _____ day of ____________, 199__.



                                    ______________________________

                                      -16-